UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1: Report to Shareholders

PARNASSUS FUNDS®

SEMIANNUAL REPORT  ◾  JUNE 30, 2017

PARNASSUS FUNDS

Parnassus FundSM
Investor Shares	PARNX
Institutional Shares	PFPRX

Parnassus Core Equity FundSM
Investor Shares	PRBLX
Institutional Shares	PRILX

Parnassus Endeavor FundSM
Investor Shares	PARWX
Institutional Shares	PFPWX

Parnassus Mid Cap FundSM
Investor Shares	PARMX
Institutional Shares	PFPMX

Parnassus Asia FundSM
Investor Shares	PAFSX
Institutional Shares	PFPSX

Parnassus Fixed Income FundSM
Investor Shares	PRFIX
Institutional Shares	PFPLX

PARNASSUS FUNDS	Semiannual Report • 2017

August 4, 2017

Dear Shareholder,

Stocks continued to climb this quarter, with the S&P 500 adding 3.1% to a year-to-date gain that ended June at 9.3%. Technology stocks have been especially strong, as evidenced by the tech-heavy Nasdaq, which closed the first half up 14.8%. New economy giants, including Parnassus holdings Apple and Alphabet (Google’s corporate parent), have been the clear market leaders this year. You’ll read more about these winners, as well as the stocks that detracted from our Funds’ performance, in the reports that follow. You’ll also learn about our portfolio managers’ latest investment outlooks. I hope you’ll find these reports to be informative and interesting.

All but one of our equity funds beat their indexes for the quarter. The only laggard was the Parnassus Core Equity Fund, which came up just short. This Fund did manage to outpace its Lipper peer group for the quarter, and still boasts an excellent long-term track record versus the S&P 500. The Fund with the best quarterly return was the Parnassus Endeavor Fund, which is managed by Jerome Dodson, the founder and longtime leader of Parnassus Investments.*

As part of a deliberate succession plan, I became president of Parnassus Investments this past January. Jerry retained the title of chairman and CEO. In this role, Jerry serves as mentor to me for general management matters. I’ve learned so much from Jerry in the 12 years I’ve worked for him, and I’m eager to learn more in the years to come. In addition to being chairman and CEO, Jerry will continue to manage portfolios for the foreseeable future. Given his incredible track record, I’m grateful for Jerry’s continued service on our investment team.

New Employees

Two new employees joined the firm last quarter. Kelly Brush has also joined our sales and marketing team. In his role as Manager of Advisor Relations, Kelly is the firm’s point person for financial advisors, RIAs and family offices that use our mutual funds. Kelly has prior work experience with SKBA Capital Management and Allianz Global Advisors. He has a B.S. in Finance from Arizona State University.

Julia McCotter, a marketing assistant, helps with a variety of projects within the sales and marketing team. In May, Julia became the youngest person to graduate with an M.B.A. from Mills College. She also earned her B.A. from Mills, with a major in economics and a minor in Studio Art.

Interns

We are enjoying a bumper crop of summer interns this year. We have seven interns helping us on the investment team. Andrew Choi is an M.B.A. candidate at Harvard Business School. His prior experience includes management consulting at Deloitte and serving as Director of Strategy at HUBweek, a Boston-based civic organization focused on innovation and technology. Andrew graduated from Princeton University with an AB in Chemistry. Originally from South Jersey, he enjoys weightlifting, being outdoors and great coffee.

Andrew Chang is an M.B.A. candidate at the University of Pennsylvania’s Wharton School. Previously, he worked at two investment firms: Darlington Partners in the Bay Area and Goldman Sachs Investment Partners in New York. Andrew graduated from Stanford University, where he majored in Management Science & Engineering. In his free time, he enjoys playing tennis, traveling and rooting for the St. Louis Cardinals.

Suniti Sundaram is an M.B.A. candidate at Harvard Business School. She has five years of work experience in the health care industry, most recently as a product manager at Abbott Diabetes Care, where she helped launch the company’s first continuous glucose monitoring device in the U.S. Suniti earned her B.S. in Applied Mathematics and Economics from MIT. In her free time, she enjoys singing and playing volleyball.

Ying Tu will be a senior this fall at the Wharton School, studying Statistics, Finance and Accounting. Previously, she worked as an investment banking summer analyst at China Merchants Securities in Shanghai. Originally from Nanjing, China, Ying loves Chinese calligraphy, literature and table tennis.

Semiannual Report • 2017	PARNASSUS FUNDS

Isaac Macieira-Kaufmann is entering his third year at McGill University, where he’s majoring in finance and minoring in accounting. Previously, he interned at Acttao, a technology startup in Beijing, China. Prior to that, he was an intern at Kendo Holdings in San Francisco. Isaac enjoys sailing, photography and hiking.

Marisa Lin will be a senior at Stanford University this fall, majoring in Economics and International Relations. Her previous experience includes interning at the City of Palo Alto and being a member of the Cardinal Fund, a student-run investment fund at Stanford. In addition, she is an economics tutor at Stanford and a mentor for local high school students.

Rounding out our research interns is Shelby Fabianac, a rising senior at the University of San Francisco (USF). She earned her associate degree in Music Industry Studies at Diablo Valley College. Her work experience includes stints at a recording studio and a hip-hop management company. She is a member of the USF Finance Committee and enjoys cooking and early morning runs.

Brad Alman is an intern on our accounting team. He is pursuing a bachelor’s degree in Economics at California Polytechnic State University in San Luis Obispo (Cal Poly). Before Cal Poly, Brad earned his associate’s degree in Business Administration from Diablo Valley College, with honors. In his free time, Brad enjoys playing soccer and golf.

Marielle Isla is a software engineering intern at Parnassus. She will be a junior next year at the University of California, Berkeley, where she intends to major in Cognitive Science. She serves as the web editor for Sigma Psi Zeta sorority and enjoys dancing and music.

Lindsay Chan is also working this summer as a software engineering intern. She is a Computer Science major at the University of California, Davis. She is involved in a women’s business organization and is on the planning team for an annual hackathon at Davis.

Thank you all for investing with the Parnassus Funds.

Sincerely,

Benjamin E. Allen

President

* Please see the following pages for more detailed information regarding each Fund’s performance and the risks associated with investing in the Funds.

PARNASSUS FUNDS	Semiannual Report • 2017

Intern Reunion

Below is a photograph of the people attending the Parnassus Intern Reunion in June.

Front row (left to right): Shelby Fabianac, Lana Ariue, Lillian Zhao, Sonya Gupta, Jerome Dodson, Jeanie Cotter, Lori Keith, Angela Du and Suniti Sundaram.

Back row (left to right): Robert McHenry, Andrew Chang, Andrew Choi, Kareem Hammoud, Viki Jan, Ying Tu, Robert Klaber, Todd Ahlsten, Ben Allen, Matt Gershuny, Minh Bui, Billy Hwan, Lee Tsao, Michael Fernandez and Marie Lee.

Semiannual Report • 2017	PARNASSUS FUNDS

PARNASSUS FUND

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of June 30, 2017, the net asset value (“NAV”) of the Parnassus Fund – Investor Shares was $49.23, resulting in a gain of 4.19% for the second quarter. This compares to a gain of 3.09% for the S&P 500 Index (“S&P 500”) and a gain of 2.76% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the year-to-date, the Parnassus Fund – Investor Shares is up 9.47%, compared to a gain of 9.33% for the S&P 500 and 8.31% for the Lipper average.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. The Fund is ahead of both benchmarks for all time periods. Most striking is the ten-year average return. At 9.66% per year, the Fund’s annualized gain is 2.49% ahead of the S&P 500 and 3.76% ahead of the Lipper average.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended June 30, 2017

Parnassus Fund Investor Shares	26.26	9.73	16.66	9.66	0.86	0.86

Parnassus Fund Institutional Shares	26.46	9.85	16.73	9.69	0.71	0.71

S&P 500 Index	17.87	9.59	14.59	7.17	NA	NA

Lipper Multi-Cap Core Average	17.55	6.51	13.13	5.90	NA	NA

The average annual total return for the Parnassus Fund-Institutional Shares from commencement (April 30, 2015) was 9.41%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Second Quarter Review

The Parnassus Fund posted a strong gain for the second quarter, beating both of our benchmarks and pulling ahead for the year. Sector allocations helped performance, led by our overweight position in health care, the S&P 500’s best performing sector, and our underweight positions in telecom services and energy, the two worst performing sectors. As a fossil-fuel free fund, we do not invest in energy stocks.

Stock selection added to our performance as well, as our three biggest winners contributed a total of 139 basis points to the Fund’s return, overcoming the 76 basis point drag caused by our three biggest losers. (One basis point is 1/100th of one percent.)

Our worst performer was International Business Machines (IBM), one of the world’s largest providers of information-technology solutions and services. The stock fell 11.7% from $174.14 to $153.83, reducing the Fund’s return by 49 basis points. Investors were disappointed by IBM’s weak quarterly operating margins, and questioned whether the company will be able to meet its annual earnings guidance. The stock fell again when famed investor Warren Buffett sold a third of his shares. While we recognize the near-term challenges, we believe IBM’s transition to a software- and analytics-oriented business will create a lot of value, so we’re holding onto our position.

Semiconductor giant Intel trimmed 14 basis points from the Fund’s return, as the stock dropped 6.5% from $36.07 to $33.74. The stock fell after Intel’s data center business reported lower than expected growth and margins. We expect the second half of 2017 will be better for the data center business, driven by new product

PARNASSUS FUNDS	Semiannual Report • 2017

launches, healthy demand and cost control. Longer term, the outlook for Intel’s chips is fantastic thanks to a myriad of technological advancements, including cloud computing, artificial intelligence, machine learning, driverless cars and the internet-of-things (IOT).

Credit card issuer Capital One Financial dropped 4.7% from $86.66 to $82.62, reducing the Fund’s return by 13 basis points. The stock fell in April after the company increased its guidance for credit losses. This issue hurt the stock again in June, when Capital One was the only bank required to resubmit its capital plan under the Federal Reserve’s Comprehensive Capital Analysis and Review. We’re disappointed by management’s inaccurate credit loss forecast, but we’re holding onto our position. We believe investors have over-reacted, as Capital One still expects its recent credit card vintages will be among its most profitable ever. Furthermore, the stock is trading at a bargain valuation of less than 10x expected 2018 earnings.

Our best performer was Whole Foods, a leading retailer of organic and natural foods, whose stock soared 41.7% from $29.72 to $42.11, adding 51 basis points to the Fund’s return. The stock jumped in April after activist investor Jana Partners took a nearly 9% stake in the company. Jana demanded management accelerate its turnaround or sell the company. The latter occurred in June, when Amazon announced it would acquire Whole Foods for $42 per share, or $13.7 billion.

Industrial gas supplier Praxair added 45 basis points to the Fund’s return as the stock jumped 11.8% from $118.60 to $132.55. During the quarter, Praxair announced a merger of equals with Linde, a German competitor. The merger will create the world’s largest industrial gas supplier, combining Praxair’s leading position in the Americas with Linde’s strong presence in Europe and Asia. The combination of Praxair’s operational excellence and Linde’s engineering and technology leadership should accelerate earnings growth.

Auto insurer Progressive added 43 basis points to the Fund’s return, as its shares rose 12.5% from $39.18 to $44.09. Progressive’s stock climbed higher as its nascent home insurance product accelerated the company’s revenue growth. As the company predicted, customers are bundling their home and auto policies together to save money and time.

Outlook and Strategy

The U.S. economy continued to chug along during the second quarter, helping the S&P 500 reach record highs. The unemployment rate dropped to 4.3%, its lowest level since 2001, while the Federal Reserve increased its projected 2017 GDP growth rate to 2.2%. As the economy has picked up steam, corporate earnings have also improved. Earnings from S&P 500 companies are expected to have grown an impressive 10% in the second quarter.

We’re now in the ninth year of a bull market, and we believe many of these positives are already reflected in valuations. The S&P 500 has climbed to 17.5 times forward earnings estimates, which is near a 15-year high.

Although the market continues to move higher, we were able to find several undervalued stocks during the quarter. The first new holding is Public Storage, the largest owner of self-storage facilities. While the

Parnassus Fund as of June 30, 2017 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Gilead Sciences Inc.	4.4%

Allergan plc	4.3%

Motorola Solutions Inc.	4.2%

Charles Schwab Corp.	3.7%

Praxair Inc.	3.6%

Progressive Corp.	3.6%

Patterson Companies Inc.	3.5%

International Business Machines Corp.	3.5%

Pentair plc	3.0%

Thomson Reuters Corp.	2.9%

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2017	PARNASSUS FUNDS

short-term outlook isn’t pretty, as new supply is pressuring occupancy and rental rates in several markets, the long-term opportunities are as great as they’ve ever been. Tenants will continue to be attracted to Public Storage’s convenient locations and ubiquitous brand, while its concentration in fast-growing, supply-constrained markets like Los Angeles, San Francisco and Seattle should protect it from the worst of the downturn. The company’s balance sheet is also the gold-standard in the real estate industry, providing Public Storage with the flexibility to opportunistically acquire smaller competitors.

Our second new addition is toy manufacturer Mattel, best known for its iconic brands including Barbie, Hot Wheels and Fisher-Price. Sales declined in each of the past three years, as the company was run by executives who focused on operating margins instead of growth and innovation. In February, new CEO Margaret (Margo) Georgiadis joined from Google, and we believe her new perspective will reinvigorate growth. With the stock trading close to its three-year low, we believe additional downside is limited, while the upside is significant if Georgiadis’ strategy proves successful.

We also invested in PPG Industries, a global paint company with well-known brands such as Glidden and Olympic. We like PPG’s dominant scale, as it ranks #1 or #2 in virtually all of its end markets. The management team also has a strong track record of effectively allocating capital. We’re hopeful that the company’s long-standing focus on innovation will help accelerate organic growth and lead to strong shareholder returns in the future.

The last newcomer to the Parnassus Fund is Hannon Armstrong, a real estate investment trust (REIT) that invests in renewable energy and energy efficiency projects. Every investment the company makes is evaluated on its financial return and the amount of carbon emissions it reduces, a unique focus that reminds us of our own “principles and performance” directive. Hannon Armstrong is investing on the right side of climate change, a generational tailwind that should support earnings and dividend growth for many years to come.

We sold one stock during the quarter, primarily for valuation reasons. After owning the stock for more than a decade, we said goodbye to Ciena, a leading manufacturer of optical equipment used in telecommunications networks. The company recently posted better than expected earnings, causing the stock to jump 16%. The shares had a great run over the past year, so they no longer looked undervalued to us.

At quarter-end, the Parnassus Fund has a nice balance of offense and defense. The portfolio is overweight the financial and technology sectors, which tend to outperform when the economy is humming along. On a combined basis, the Parnassus Fund is 48% invested in these sectors compared to 37% for the S&P 500. Offsetting this, the portfolio is significantly underweight two cyclical sectors: consumer discretionary and energy. These two sectors represent 4% of the Fund compared to 18% for the benchmark. Additionally, the portfolio is overweight health care, a more defensive sector. Given these weightings, we believe the Parnassus Fund is well-positioned for any market environment.

Yours truly,

Jerome L. Dodson Lead Portfolio Manager	Robert J. Klaber Portfolio Manager	Ian E. Sexsmith Portfolio Manager

PARNASSUS FUNDS	Semiannual Report • 2017

PARNASSUS CORE EQUITY FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of June 30, 2017, the NAV of the Parnassus Core Equity Fund – Investor Shares was $41.78. After taking dividends into account, the total return for the second quarter was 2.42%. This compares to an increase of 3.09% for the S&P 500 Index (“S&P 500”) and a gain of 1.77% for the Lipper Equity Income Fund Average, which represents the average equity income funds followed by Lipper (“Lipper average”). For the first half of 2017, the Fund posted a return of 6.91%, which compares to gains of 9.33% for the S&P 500 and 5.70% for the Lipper average.

Below is a table that compares the performance of the Fund with that of the S&P 500 and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods ending June 30, 2017.

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended June 30, 2017

Parnassus Core Equity Fund Investor Shares	14.22	7.46	14.29	9.08	0.87	0.87

Parnassus Core Equity Fund Institutional Shares	14.47	7.68	14.50	9.30	0.66	0.66

S&P 500 Index	17.87	9.59	14.59	7.17	NA	NA

Lipper Equity Income Fund Average	13.19	6.11	11.43	5.79	NA	NA

The average annual total return for the Parnassus Core Equity Fund-Institutional Shares from commencement (April 28, 2006) was 10.00%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Second Quarter Review

The Parnassus Core Equity Fund – Investor Shares gained 2.42% for the quarter, but trailed the S&P 500 by 67 basis points (one basis point is 1/100th of one percent). Sector allocation helped our relative performance, with the most beneficial effects coming from our underweight positions in the index’s two worst performing sectors, telecom services and energy. There were no meaningfully negative sector allocation effects.

Unfortunately, the negative impact of our stock selection overwhelmed the positive impact from our sector weightings. The Fund’s worst performer was National Oilwell Varco (NOV), which sells equipment that enables energy companies to drill wells safely and efficiently. The stock fell 17.8% from $40.09 to $32.94, and trimmed 33 basis points off the Fund’s return. Oil prices fell about 10% during the second quarter, and this was the main reason for NOV’s stock drop.

Disney, a global media enterprise, reduced the Fund’s return by 25 basis points, as its stock slipped 6.3% from $113.39 to $106.25. The two main issues dampened investor sentiment for Disney shares. One was a decline in cable television subscribers and the other was weak advertising sales. While we acknowledge these challenges, we think Disney still has several powerful long-term earnings growth drivers. We expect to see better cost control at Disney’s ESPN division, especially as sports rights costs normalize in the coming years. We also think the network’s investments in innovation, including its mobile strategy, will resonate with viewers. We’re also excited about Disney’s upcoming film slate, highlighted by a new Star Wars movie coming out in time for the holidays.

Semiannual Report • 2017	PARNASSUS FUNDS

Intel fell 6.5% during the quarter from $36.07 to $33.74, trimming 25 basis points off the Fund’s return. Over the past few years, Intel has shed its image as a PC-related company, emphasizing its leadership in data centers and cloud computing. Unfortunately, during the quarter, Intel’s data center (DCG) business reported disappointing growth and margins. We expect DCG’s performance to improve soon, due to product innovation, cost control and robust demand. The key drivers for long-term demand are cloud computing, artificial intelligence, machine learning, driverless cars, 5G-wireless and the internet of things (IOT).

The Fund’s biggest winner was digital payments company PayPal, which rose 24.8% from $43.02 to $53.67, increasing the Fund’s return by 56 basis points. PayPal’s business continues to grow at a rapid clip. Active customers surpassed 200 million in the quarter and payment volumes jumped 23%. While we still think highly of PayPal’s fundamentals, we sold about half our position during the quarter due to valuation.

Praxair, one of the largest industrial gas companies in the world, announced a merger of equals with Linde, a leading German industrial gas company. In response, its stock climbed 11.8% to $132.55 from $118.60, boosting our Fund’s return by 50 basis points. The merger will create the world’s largest industrial gas company, with a combined market value of over $70 billion and revenue of approximately $30 billion. The new company will have more diverse and balanced end-markets, as it combines Praxair’s leading position in the Americas and Linde’s strong presence in Europe and Asia. Additionally, each company brings complementary strengths, highlighted by Praxair’s operational excellence and Linde’s engineering and technology leadership. The deal is expected to close in the second half of 2018.

Novartis, the Swiss pharmaceutical giant, boosted the Fund’s return by 31 basis points, as its stock rose 12.4% from $74.27 to $83.47. The stock popped after the company reported strong results from Entresto, an exciting new heart failure drug. Shares continued to move higher after Novartis announced excellent phase III results for RTH258, a novel eye drug that treats vision loss with fewer injections than rival drugs already on the market.

Outlook and Strategy

The Fund enters the second half more defensively positioned than it started the year. We trimmed several technology holdings, due to valuation, and are now slightly underweight the benchmark in this sector. This move follows our decision to reduce our exposure to financial stocks during the first quarter. We also have significant underweights in the consumer discretionary and energy sectors. Given our relatively low exposure to these cyclical industries, we consider the Fund to be defensively positioned. This means that if the stock market declines sharply, the Fund should offer good downside protection.

We currently see a lot of opportunities in health care, which is our largest overweight position. The Fund has significant holdings in biotechnology, pharma and drug distribution. Some of these stocks have detracted from our performance over the last couple of years, but we expect them to move into the winner’s column very soon.

We are also overweight consumer staples stocks. We think our companies in this sector have resilient business models that can withstand economic cycles and ward off new threats, including those

Parnassus Core Equity Fund as of June 30, 2017 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Danaher Corp.	4.9%

Gilead Sciences Inc.	4.8%

Praxair Inc.	4.4%

Intel Corp.	4.1%

Wells Fargo & Co.	3.8%

The Walt Disney Co.	3.7%

Allergan plc	3.5%

CVS Health Corp.	3.5%

VF Corp.	3.1%

Alphabet Inc., Class C	3.0%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2017

represented by the seemingly ubiquitous Amazon. Our only other significant overweight is in industrial stocks. We think global infrastructure spending is a generational investment theme, and we own several high quality industrial businesses that should benefit from this trend.

Even with the S&P 500 hitting all-time highs last quarter, we found three new stocks to add to the Fund. The first was Sempra Energy, a diversified energy holding company that owns both regulated utilities and unregulated infrastructure businesses. The San Diego-based company serves a diverse set of customers across Southern California, Mexico, Chile and Peru. We like Sempra’s leadership in renewable energy, as it was the first utility to meet California’s goal of delivering 33% energy from renewable resources. We are also attracted to Sempra’s industry leading growth profile. Sempra leverages a stable base of cash flows from its regulated business to fund higher return projects. One such project is the Cameron liquid natural gas (LNG) export terminal near the Gulf of Mexico.

Public Storage is the country’s largest owner of self-storage facilities. While the industry isn’t glamorous, self-storage properties generate attractive returns on capital and resilient cash flows. After hitting an all-time high of $276 in April 2016, the stock fell below $215 during the quarter. This is when we established our position. The stock dropped because new supply in several markets caused occupancy rates to fall and rent increases to slow. Despite this short-term weakness, the company’s long-term prospects are still bright. Public Storage has significant exposure to fast-growing and supply-constrained markets like Los Angeles, San Francisco and Seattle. And very importantly from a risk perspective, the company employs much less debt than other real estate companies.

The final new stock is PPG Industries, a global paint and performance coatings business. We’ve admired this company for a long time. When we finally decided to buy it, the stock was trading at a discount to its historical valuation and the overall stock market. We like the fact that PPG has dominant scale, as it ranks #1 or #2 in virtually all its end markets. We’re optimistic that the company’s long-standing focus on innovation will accelerate organic growth and propel the stock to new highs in the years to come.

Despite our slight underperformance this past quarter, we’re confident that our investment process will lead to strong, risk-adjusted returns over the long-run. Our portfolio holdings have great business prospects and attractive risk-reward profiles based on our long-term investment horizon. Thank you for the trust you’ve put in us and your investment in the Parnassus Core Equity Fund.

Sincerely,

Todd C. Ahlsten Lead Portfolio Manager	Benjamin E. Allen Portfolio Manager

Semiannual Report • 2017	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of June 30, 2017, the NAV of the Parnassus Endeavor Fund – Investor Shares was $36.30, so the total return for the quarter was 5.68%. This compares to 3.09% for the S&P 500 Index (“S&P 500”) and 2.76% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the year-to-date, the Parnassus Endeavor Fund – Investor Shares is up 10.03% compared to 9.33% for the S&P 500 and 8.31% for the Lipper average. Although we trailed both the S&P 500 and the Lipper average in the first quarter, we had great performance this quarter, so we’re now ahead of both benchmarks for the year-to-date.

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended June 30, 2017

Parnassus Endeavor Fund Investor Shares	31.03	14.50	19.08	12.58	0.97	0.95

Parnassus Endeavor Fund Institutional Shares	31.24	14.66	19.17	12.63	0.74	0.74

S&P 500 Index	17.87	9.59	14.59	7.17	NA	NA

Lipper Multi-Cap Core Average	17.55	6.51	13.13	5.90	NA	NA

The average annual total return for the Parnassus Endeavor Fund-Institutional Shares from commencement (April 30, 2015) was 14.34%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2017, Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund-Investor Shares and to 0.83% of net assets for the Parnassus Endeavor Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2018, and may be continued indefinitely by the Adviser on a year-to-year basis.

Longer-term, we’re also well ahead of both the S&P 500 and Lipper average. To the left is a table, comparing the Parnassus Endeavor Fund with the S&P 500 and the Lipper average for the one-, three-, five- and ten-year periods. As you can see, we’re well ahead of both averages for all time periods. Of special note is the fact that the Parnassus Endeavor Fund is the best-performing of all multi-cap core funds for the three- and ten-year periods: #1 of 651 funds for three years and #1 of 376 funds for ten years.* Over the past ten years, the Parnassus Endeavor Fund has beaten the S&P 500 by an average of over five percentage points per year. This is remarkable, when one considers that most mutual funds underperform the S&P 500. The average multi-cap core funds averaged a gain of 5.90% over the decade, while the Parnassus Endeavor Fund – Investor Shares averaged 12.58% – well over twice what the average fund earned.

(*The Fund is #8 of 760 funds for one year and #6 of 567 funds for five years.)

Company Analysis

The advance in our holdings this quarter was broad-based with seven stocks each contributing 40 basis points or more to the Fund’s return. (One basis point is 1/100th of one percent.) Only one company had a negative impact on the Fund of as much as 40 basis points. IBM reduced the Fund’s return by 52 basis points, as its stock fell 11.7% from $174.14 to $153.83. It dropped quite a bit in April after reporting disappointing earnings driven by weak margins. The stock moved even lower in May when Warren Buffet’s Berkshire Hathaway sold a third of its shares. While we recognize the near-term challenges and weak performance of the company, we believe in the longer-term plan of IBM’s transition to a software-and-services business.

PARNASSUS FUNDS	Semiannual Report • 2017

Fortunately, the winners overwhelmed the few losers we had in the portfolio. The Fund’s best performer was Whole Foods, a leading retailer of organic and natural foods, as its stock soared 41.7% from $29.72 to $42.11, adding an amazing 127 basis points to the Fund’s return. In June, Amazon made an offer to purchase the company for $42 a share. It’s now trading over that level in the hope that Amazon will increase its offer or another company will make a bid.

Gilead Sciences, the big biotechnology firm that makes therapies for hepatitis C and HIV, contributed 63 basis points to the Fund’s return, as its stock climbed 4.2% from $67.92 to $70.78. The stock dropped 4.5% during the first two months of the quarter, but moved higher late in the quarter amid speculation that the pending health care bill in the Senate would not have a big negative impact on the pharmaceutical industry.

San Francisco-based McKesson, the nation’s largest drug distributor, increased the Fund’s return by 57 basis points, as the stock rose 11.0% from $148.26 to $164.54. The stock moved higher on a good earnings report and management’s optimism for improved earnings for FY 2018. Even after the move, the company is still undervalued, and we expect its strong cash flow to move it even higher.

Perrigo, the leading producer of store-brand generic drugs, added 56 basis points to the Fund’s return, as the stock climbed 13.8% from $66.39 to $75.52. The company announced the sale of its Tysabri royalty stream for $2.9 billion, and used the proceeds to pay down debt. CEO John Hendrickson will be leaving, and the company is looking for a new leader. Once new leadership is in place, Perrigo’s stock should move higher.

Autodesk, the leading software-provider for architects, engineers and designers, soared 16.6% from $86.47 to $100.82, adding 54 basis points to the Fund’s return. Robust demand for its products drove better-than-expected earnings. Investors also gained greater confidence in the company’s ability to execute its product transition, after industry veteran Andrew Anagnost was named chief executive officer. We believe that Autodesk can deliver higher earnings from further adoption of its subscription offerings, market share gains and better operating leverage.

Novartis, the Swiss pharmaceutical giant, boosted the Fund’s return by 44 basis points, as its stock rose 12.4% from $74.27 to $83.47. The stock climbed after the company reported higher earnings and strong results from Entresto, a new drug that prevents heart failure. Shares continued to move higher, after Novartis announced excellent Phase III results for RTH258, a new eye therapy that treats vision loss with fewer injections than rival drugs now on the market.

Alphabet, the parent of Google, added 42 basis points to the Fund’s return, as its stock increased 9.7% from $847.80 to $929.68. In late April, the company announced a 22% increase in quarterly revenue from the previous year. Mobile search, YouTube and digital advertising were the key growth drivers.

Outlook and Strategy

As I indicated in last quarter’s report, I was surprised when the market moved higher after Donald Trump was elected President. It’s a good thing that I didn’t play my hunch, because the Parnassus Endeavor Fund – Investor Shares went up 10.03% since the first of the year and it climbed another 7.34% in the fourth quarter of last year. On a compounded basis, that’s a gain of over 18% that we would have missed.

Parnassus Endeavor Fund as of June 30, 2017 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Gilead Sciences Inc.	12.0%

QUALCOMM Inc.	6.1%

McKesson Corp.	5.3%

VF Corp.	5.0%

International Business Machines Corp.	4.9%

United Parcel Service Inc., Class B	4.8%

Allergan plc	4.6%

American Express Co.	4.4%

Novartis AG (ADR)	4.2%

Micron Technology	3.7%

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2017	PARNASSUS FUNDS

Earlier in my career, I tried to time the market, increasing cash and reducing the stock percentage in the portfolio, whenever I thought the market was overvalued. Although this worked for me once, most of the time, it did not. Usually, the market kept moving higher while we held a lot of cash, so we underperformed. After these experiences, I learned my lesson, so now we just stay as fully invested as possible. That has worked much better for us.

The problem is that an overvalued market can keep moving higher and become even more overvalued. Right now, the price/earnings (P/E) ratio of the S&P 500 is 21.5, which means that stocks are selling for 21.5 times earnings. Historically, the P/E ratio of the market has been in the 15-16 range, so by this measure, the market is overvalued.

We can take some comfort in the fact that the P/E ratio of the Parnassus Endeavor Fund is only 13.9, so that should give us a margin of safety in the event of a downturn. However, when the market corrects and stocks move down sharply, our Fund will move lower as well. Hopefully, we won’t go down as much as the market, but the value of our shares will drop. The only sound strategy is to ride out the ups and downs of the market and hope for the best.

Unfortunately, too many investors don’t follow this strategy. They try to time the market, moving in and out, depending on their guess as to the market’s future direction. Lipper and other analytical services have done studies that show that investors in general perform less well than the market as a whole, because they tend to move in and out of the market at the wrong time. Investors can improve their performance by just buying and holding.

The current situation leads to the question of how long can the current high P/E ratios last? If history is any guide, the P/E ratios will ultimately come down to a range of 15-16. There are only two ways that can happen. Either earnings (the “E”) must go up or stock prices (the ”P”) must go down. I hope it’s the former and not the latter. The economy looks reasonably strong right now, so earnings should move higher, and this would correct the high P/E problem. The alternative is a big drop in the market.

In terms of strategy for the Parnassus Endeavor Fund, we don’t focus on these macro issues, since I don’t think it’s productive. What we can do, though, is focus on individual stocks, and buy the good ones when they’re out-of-favor. The reason why the Parnassus Endeavor Fund has done so well over the years, is because we’re able to determine the intrinsic value of a company. Since we have no way of knowing the exact value, this is only an estimate. An estimate is good enough, though, since we only buy a stock when it’s selling for one-third off its intrinsic value, or 67% of its worth. We don’t have to be exact, since we have that 33% margin of safety.

The next question, of course, is why don’t all investors follow this strategy? If they did, the Parnassus Endeavor Fund wouldn’t be able to outperform as it has. The reason everyone doesn’t do this is that when a stock falls one-third below its value, something bad has happened. There has been an earnings miss, there’s more competition, raw material prices have moved much higher, a marketing strategy is no longer working, a key executive has left or any one of dozens of possible reasons. Our job is to determine whether the difficult situation is permanent or temporary. If we think it’s temporary, we buy the stock. One needs to have an even temperament to do this, because it’s emotionally very difficult to buy a stock after it has dropped by a significant amount. Most investors are not able to do this.

Because we invest in stocks with good management, this means that they will usually find a way to bounce back. ESG factors also help (environmental, social and governance). A company with a good environmental policy will be less likely to be fined or sued, and conservation of resources will reduce costs. A company that treats its employees well will have a more productive team. Parnassus has been using ESG factors in its investing policy since its founding 33 years ago. This has definitely helped our performance.

The regulators make us say that past performance is no guarantee of future returns, and this maxim is certainly true. However, we pledge that we will continue to use the strategies that have made us successful over the past 33 years.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Semiannual Report • 2017

PARNASSUS MID CAP FUND

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of June 30, 2017, the net asset value (“NAV”) of the Parnassus Mid Cap Fund – Investor Shares was $31.38, so the total return for the quarter was a gain of 3.19%. This compares to a gain of 2.70% for the Russell Midcap Index (“Russell”) and a gain of 1.70% for the Lipper Mid-Cap Core Average, which represents the average mid-cap core funds followed by Lipper (“Lipper average”). For the first half of 2017, the Parnassus Mid Cap Fund – Investor Shares is also ahead of its benchmarks, posting a gain of 8.69% compared to a return of 7.99% for the Russell and 5.97% for the Lipper average.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods. We are pleased that the Fund beat its benchmarks in almost all of these periods. The Fund is also ahead of its benchmarks since we began managing the strategy on October 1, 2008.

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended June 30, 2017

Parnassus Mid Cap Fund Investor Shares	16.29	9.21	13.90	8.99	1.01	0.99

Parnassus Mid Cap Fund Institutional Shares	16.56	9.40	14.01	9.04	0.80	0.80

Russell Midcap Index	16.48	7.69	14.72	7.67	NA	NA

Lipper Mid-Cap Core Average	16.97	5.94	13.04	6.20	NA	NA

The average annual total return for the Parnassus Mid Cap Fund-Institutional Shares from commencement (April 30, 2015) was 10.81%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2017, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund-Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2018, and may be continued indefinitely by the Adviser on a year-to-year basis.

Second Quarter Review

Mid-cap stocks gained steadily throughout the quarter as corporate earnings grew at a double-digit rate, and the U.S. economy remained relatively healthy. The economic picture is rosy enough that investors largely ignored it when the Federal Reserve raised rates and announced that it will likely start reducing the size of its balance sheet. Investors also overlooked volatile political headlines, including the debate over Obamacare, choosing instead to focus on the possibility of tax reform and significant infrastructure spending.

The Parnassus Mid Cap Fund – Investor Shares did even better than its benchmarks, beating the Russell by 49 basis points and the Lipper average by 149 basis points (one basis point is 1/100th of one percent). From an allocation perspective, the Parnassus Mid Cap Fund benefited from having an underweight position in energy stocks, the worst performing sector in the benchmark. The Parnassus Mid Cap Fund also benefited from having an overweight position in the health care sector, the best-performing sector in the benchmark.

Three stocks took more than ten basis points from the Fund’s return. The worst performer was National Oilwell Varco, a global supplier of equipment and technology that helps companies drill wells safely and efficiently. The stock fell 17.8% from $40.09 to $32.94, reducing the Fund’s return by 47 basis points, as oil prices declined due to oversupply concerns. We remain optimistic about National Oilwell Varco’s long-term prospects, since the company continues to develop new technologies and safety products that enable its customers to operate more cost-effectively and efficiently. We believe the stock will rebound as oil prices recover and the company gains traction with its innovation solutions.

Semiannual Report • 2017	PARNASSUS FUNDS

First Horizon National, a Tennessee-based regional bank, dropped 5.8% from $18.50 to $17.42, reducing the Fund’s return by 19 basis points. The stock fell after First Horizon announced the acquisition of Capital Bank for $2.2 billion, as investors were disappointed by the high purchase price of 2.0x tangible book value. We’re holding onto our shares, because the deal provides an attractive platform for growth in North Carolina, and extends First Horizon’s market leadership in Tennessee with significant cost synergies. While we wish First Horizon had our bargain-hunter mentality, we believe the stock will rise over time as Capital Bank is integrated and its return on equity increases.

MDU Resources, a diversified conglomerate with operations in electric and gas utilities, pipelines and construction materials and services, fell 4.3% from $27.37 to $26.20, decreasing the Fund’s return by 11 basis points. The stock dropped after the company delivered weaker than expected earnings, driven by a decline in bookings in the construction materials segment due to weather delays and weak pipeline volumes. Despite these issues, we believe MDU has strong long-term growth prospects, supported by a solid pipeline of high-return investment opportunities at its core utility and construction businesses.

Three stocks added more than 35 basis points to the Fund’s return this quarter. The best performer was Whole Foods, a leading retailer of organic and natural foods, as its stock soared 41.7% from $29.72 to $42.11, adding 66 basis points to the Fund’s return. The stock jumped in April after activist investor Jana Partners took a nearly 9% stake in the company. Jana demanded management accelerate its turnaround or sell the company. The latter occurred in June, when Amazon announced it would acquire Whole Foods for $42 per share, or $13.7 billion. We’re happy with that price, because we believe it represents fair value, especially given the increasingly competitive supermarket environment.

Praxair, one of the largest industrial gas companies in the world, jumped 11.8% from $118.60 to $132.55, contributing 42 basis points to the Fund’s return. The stock rose after the company announced a merger with Linde, a leading German industrial gas company. The merger will create the world’s largest industrial gas company, with a combined market value of over $70 billion and revenue of about $30 billion. The new company will have more diverse end-markets, combining Praxair’s leading position in the Americas with Linde’s strong presence in Europe and Asia. Additionally, each company brings complementary strengths, specifically Praxair’s operational excellence and Linde’s engineering and technology leadership. The deal is expected to close in the second half of 2018.

Xylem, a leading pure-play water infrastructure provider, added 37 basis points to the Fund’s return as the stock rose 10.4% from $50.22 to $55.43. The stock climbed after the company surpassed earnings expectations, as demand for its water infrastructure products grew in both the U.S. and in emerging markets. With margin expansion opportunities; synergies from its acquisition of Sensus, a provider of smart meters and data analytics; and increasing demand for its highly innovative products, we remain excited about Xylem’s long-term earnings prospects.

Parnassus Mid Cap Fund as of June 30, 2017 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Motorola Solutions Inc.	4.1%

Cardinal Health Inc.	3.7%

Patterson Companies	3.7%

Verisk Analytics Inc.	3.6%

Shaw Communications Inc., Class B	3.4%

Xylem Inc.	3.4%

Iron Mountain Inc.	3.4%

Praxair Inc.	3.4%

Dentsply Sirona Inc.	3.4%

Pentair plc	3.4%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2017

Outlook and Strategy

The Russell reached another all-time high during the quarter and is now up an astounding 324% since the March 2009 low. As we continue in the ninth year of the bull market, the biggest threat to the market appears to be its high valuation. Mid-cap stocks are trading at 18 times forward earnings estimates. This is close to the ten-year high and well above the 15 times multiple at which the Russell was trading in 2009.

Our largest concentration of stocks at the quarter-end remains in the industrial sector. While the overweight allocation is less than it has been in previous quarters, we are still seeing good risk-reward scenarios in this area. Within this sector, we own a lot of business services companies, which should have less downside than many of their industrial peers in the event of a market correction. We continue to own fewer real estate and financial stocks than the benchmarks, because our research shows that the range of outcomes in these sectors is unusually wide and favors the downside. The Fund also has fewer energy stocks than the Russell, which tend to be more volatile than the rest of the index.

Our consumer discretionary exposure went up materially during the quarter, though we still have a much smaller position in this sector than the Russell. We took advantage of consumer sector weakness, initiating a position in Mattel, the largest toy company in the world. The company’s earnings dropped from $2.49 in 2013 to $1.06 in 2016, primarily due to poor execution. Nonetheless, Mattel owns enduring brands like Fisher-Price, Barbie, Hot Wheels and American Girl. We believe that CEO Margaret Georgidas, who recently joined from Google, will be able to lead a turnaround of the business over the next few years. Specifically, we think the company’s renewed focus on brand reinvigoration, product innovation and strategic partnerships will create significant earnings upside over time.

We also increased our exposure to the utilities sector this past quarter, as we initiated a position in Sempra Energy, a San Diego-based diversified energy services holding company. The company has operations in electric and gas utilities, pipelines, renewable projects and LNG facilities that serve a diverse set of customers across Southern California, Mexico, Chile and Peru. We believe Sempra has a fantastic collection of difficult-to-replicate, wide-moat businesses, which are supported by long-term contracts and stable regulated utilities. Furthermore, we think Sempra’s businesses will be increasingly relevant as demand for renewables and low-cost natural gas continues to grow, and the use of electric vehicles picks up over the next decade. We especially like the company’s leadership in renewable energy, as it currently generates over 43% of its electricity from renewable sources such as wind and solar. We believe Sempra is well positioned for sustained earnings growth with limited downside.

We’re pleased that our strategy is providing good results to shareholders. The Fund seeks to own high-quality businesses at good prices that can grow intrinsic value faster than our benchmarks over the long-term. We are confident that this strategy will enable the Fund to outperform the market over the long-term, by participating in up markets, providing downside protection in bear markets and avoiding permanent capital losses in severe market corrections.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

Semiannual Report • 2017	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Ticker: Investor Shares - PAFSX

Ticker: Institutional Shares - PFPSX

As of June 30, 2017, the net asset value (“NAV”) of the Parnassus Asia Fund – Investor Shares was $19.08, so the Fund gained 7.01% in the second quarter. This compares to a gain of 5.87% for the MSCI AC Asia Pacific Index (“MSCI Index”) and a gain of 6.61% for the Lipper Asia Pacific Region Average, which represents the average return of the Asia Pacific Region funds followed by Lipper (“Lipper average”). We’re pleased that the Parnassus Asia Fund generated both strong absolute and relative returns for our shareholders this quarter, but our work is far from done. For the first half of 2017, the Parnassus Asia Fund – Investor Shares has gained 13.57%, compared to 15.91% for the MSCI Index and 17.21% for the Lipper average.

Below is a table comparing the Parnassus Asia Fund with the MSCI Index and the Lipper average over the past one- and three-year periods, and since inception. The Parnassus Asia Fund – Investor Shares is trailing on a three-year basis, but we

Parnassus Asia Fund
Average Annual Total Returns (%)	One Year	Three Years	Since Inception on 4/30/13	Gross Expense Ratio	Net Expense Ratio
for period ended June 30, 2017

Parnassus Asia Fund Investor Shares	27.20	3.60	6.21	3.13	1.25

Parnassus Asia Fund Institutional Shares	27.42	3.80	NA	1.10	0.96

MSCI AC Asia Pacific Index	23.00	4.76	4.86	NA	NA

Lipper Asia Pacific Region Average	18.61	4.51	4.21	NA	NA

The average annual total return for the Parnassus Asia Fund-Institutional Shares from commencement (April 30, 2015) was 3.24%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Asia Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The MSCI AC Asia Pacific Index is an unmanaged index of Asian stock markets, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The Fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2017, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.25% of net assets for the Parnassus Asia Fund-Investor Shares and to 1.22% of net assets for the Parnassus Asia Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2018, and may be continued indefinitely by the Adviser on a year-to-year basis.

made a strong comeback last year, up 27.20%, soundly beating 23.00% for the MSCI Index and the 18.61% for the Lipper average. The Parnassus Asia Fund - Investor Shares is also outperforming over longer time periods. We have gained an average of 6.21% per year since inception, which is 135 basis points per year ahead of the MSCI Index and 200 basis points per year ahead of the Lipper average. (One basis point is 1/100th of one percent.)

Company Analysis

Our investments in Chinese companies and certain technology stocks contributed the most to the Asia Fund’s outperformance. Six companies contributed 49 basis points or more to the Fund’s return this quarter, while three subtracted 11 basis points or more from the Fund’s return.

The Fund’s worst performer was National Oilwell Varco, which sells equipment that enables energy companies to drill wells safely and efficiently. The stock fell 17.8% from $40.09 to $32.94, reducing the Fund’s return by 51 basis points, as oil prices sunk given over-supply concerns. Rising U.S. production and persistently high stockpiles are undermining investor confidence that cuts from other producers will correct the supply-demand imbalance. Despite the uncertain outlook for the oil industry, the company continues to develop new technologies that customers demand, and we believe that the stock will rebound as oil prices recover.

KLA-Tencor, the leading supplier of inspection equipment to semiconductor manufacturers, subtracted 11 basis points from the Fund’s return, as its stock declined 3.7% from $95.07 to $91.51. The stock initially rose, after delivering better than expected earnings from strong demand for its wafer inspection tools by foundry and logic

PARNASSUS FUNDS	Semiannual Report • 2017

customers. However, investors became concerned that the company’s order growth could slow down as foundry customers temporarily curtail spending before they move to the development of 7-nanometer semiconductor chips. We continue to believe that KLA is poised to benefit with its innovative products, market share gains and margin expansion opportunities.

The stock of Television Broadcast fell 6.7% from $4.04 to $3.77, reducing the Fund’s return by 11 basis points. The Hong Kong-based company is one of the largest producers and distributors of Chinese-language programming content in the world.

Earlier in 2017, TVB received an unsolicited takeover offer from TLG Movie & Entertainment Group to buy 27% of its shares for a premium of approximately HK$35 per share. The price of TVB’s stock initially surged on the offer, but it subsequently sagged in the second quarter, as regulations restricting foreign ownership of media companies in Hong Kong threatened to derail the transaction. The outcome of the share repurchase offer remains unknown, but a definitive resolution should be forthcoming, and a positive for the stock.

While our worst performers included two companies based in the U.S., international stocks, particularly those from China, dominated our winners list.

The Parnassus Asia Fund’s best performer was Alibaba Group, which added 95 basis points to the Fund’s return, as its stock price surged 30.7% from $107.83 to $140.90. Based in China, Alibaba is the world’s largest online and mobile commerce company by sales volume. Its major marketplaces – Taobao, Tmall and Juhuasuan – together generated gross merchandise volume of over half a trillion dollars last year, more than Amazon and eBay combined. In a presentation to investors, Alibaba upgraded its guidance for 2018 sales growth to nearly 50%, smashing consensus expectations and literally drawing gasps from the crowd. The stock soared 13% in a single day as various metrics demonstrated higher user engagement and personalization in the company’s core ecommerce business. Growing momentum in its cloud business, global expansion, ad targeting tools, mobile platforms, and monetization rates also extended the rally.

The stock price of Rakuten advanced 17.4% from $10.05 to $11.80, adding 85 basis points to the Fund’s return. Based in Japan, Rakuten is an international online shopping mall with tens of thousands of merchants; it is also a major player in online financial services, including securities brokerage and credit cards. Domestic gross merchandise sales registered solid double-digit growth, allaying persistent fears that competition was stiffening. Profits also came in higher than expected, helped by gains from Rakuten’s investments in ridesharing company Lyft. Following several quarters of slowing growth and falling margins at the company, the stock jumped on the belief that the company’s earnings may have finally bottomed out.

Parnassus Asia Fund as of June 30, 2017 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

SITC International Holdings increased the Fund’s return by 68 basis points, as its stock climbed 14.5% from 69¢ to 79¢. The Hong Kong-based integrated shipping-and-logistics company has operations that span Mainland China, Japan, Southeast Asia and the rest of the world, making it the tenth largest container shipping operator in Asia. Both shipping and freight forwarding volumes maintained strong growth momentum and progress toward full-year estimates, driven by a gradual recovery in external demand across the region. Higher liquidity also provided a valuation boost to the stock, following its inclusion in the Shanghai-Hong Kong Stock Connect program.

Perrigo, the leading producer of store-brand generic drugs, added 56 basis points to the Fund’s return as the stock climbed 13.8% from $66.39 to $75.52. The business showed signs of stabilization as the company got back on track with its SEC filings and delivered an in-line earnings report. In addition, the company showed progress with portfolio rationalization –

Semiannual Report • 2017	PARNASSUS FUNDS

announcing the sale of its Tysabri royalty stream for $2.9 billion and using proceeds to pay down debt. While the news this month of CEO John Hendrickson’s departure came as a surprise, we believe his successor will continue to execute on the strategy to position Perrigo for growth.

The stock of Greatview Aseptic Packaging jumped 24.0% from 50¢ to 62¢, increasing the Fund’s return by 49 basis points. Headquartered in Beijing, Greatview is the second-largest aseptic packaging manufacturer in China. It sells packaging materials for dairy and noncarbonated soft drink producers globally, with the majority of its customers in China and a production factory in Europe. On June 2, Jardine Strategic Holdings, a company listed on the London Stock Exchange, announced that it had purchased 22% of the issued share capital of Greatview at an average price of HK$5.00 a share, or a 15% premium to Greatview’s stock price on June 1. We liked the company’s steadfast business, debt-free balance sheet, and 5% dividend yield, and weren’t surprised that Jardine sealed the deal.

Samsung Electronics contributed 49 basis points to the Fund’s return, as its stock surged 13.0%, from $1,842.82 to $2,081.57. The South Korean consumer electronics giant ranks number-one in sales of mobile phones and displays worldwide and in June eclipsed Intel for the top spot in semiconductors. Samsung’s semiconductor business again delivered record profits, driven mainly by strong memory prices and robust enterprise and data center demand. Management also indicated that it could return excess cash to shareholders, a move that further powered the stock’s rise ahead of the company’s Galaxy 8 smartphone launch this fall.

Outlook and Strategy

The Parnassus Asia Fund – Investor Shares edged out both of its benchmarks in the second quarter with a gain of 7.01%. The sharp rally in Asian stocks that began in January continued through the first half of the year, building on the back of unusually placid global markets. Remarkably, stocks in Asia lost no more than 1.25% on any single day over the prior quarter, and indeed, in any day in 2017 so far (This compares to 22 such instances in 2016 and 17 in 2015). Stocks effectively had nowhere to go but up this year on rising expectations for a global economic recovery, renewed investor interest in emerging markets, and strengthening foreign currencies, while a reprieve from last year’s geopolitical shocks sent volatility to record lows. Investors in the Parnassus Asia Fund profited from these trends, which lifted our investments in global internet and technology stocks.

China, Korea and Taiwan were the best performing Asian markets in the quarter, while the three major markets of Japan, India and Australia – all countries where the Parnassus Asia Fund is underweight – lagged behind. Chinese stocks soared 10.7% ahead of the Communist Party’s twice-a-decade leadership reshuffle this autumn, despite a regulatory crackdown against leverage in Asia’s largest economy. The deleveraging didn’t impede Parnassus Asia Fund holding Alibaba, nor the other self-funding internet stocks that now make up half of China’s ten biggest companies. Japan’s economy slowly returned to growth, but could not shake persistently weak inflation expectations. Consequently, the country’s stocks sat out the regional risk rally, but still rose a respectable 5.2%.

Investors should note that MSCI recently made two changes, one immediate and one announced, to the benchmark against which the

Parnassus Asia Fund as of June 30, 2017 (percentage of net assets)

Parnassus considers companies that do a substantial amount of business in Asia to be Asian companies.

Top 10 Holdings

(percentage of net assets)

Rakuten Inc.	5.1%

Gilead Sciences Inc.	4.7%

SITC International Holdings Co., Ltd.	4.1%

Brambles Ltd.	4.0%

Kakaku.com Inc.	3.9%

Perrigo Co. plc	3.5%

Samsung Electronics Co., Ltd.	3.5%

QUALCOMM Inc.	3.3%

M1 Ltd.	3.2%

Asics Corp.	3.1%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Semiannual Report • 2017

Parnassus Asia Fund is measured. First, Pakistan was upgraded from a frontier to emerging market and is now a small component of the MSCI Index. With land mass about the size of France and the U.K. combined, Pakistan contains an enormous and fast-growing population of approximately 190 million people, the world’s sixth-largest. Pakistan’s problems are many, but so is its potential. Secondly, MSCI will add stocks traded in China’s mainland, commonly referred to as China A-shares, to the index starting in June 2018. The Parnassus Asia Fund already derives exposure to the Chinese markets through stocks listed in Hong Kong and the U.S., but the addition gives us an expanded universe of companies to evaluate.

The addition of a new country or market to an index is significant, akin to inserting an inch to a trusted yardstick. Thankfully, it is also rare. No matter the changes, one thing that remains constant is our commitment to Parnassus’s time-tested investment process and philosophy. With the Parnassus Asia Fund, we search the world for high-quality companies selling at temporarily depressed prices, and invest in them for the long-term. We believe this is the foundation for long-run investment success whether in China, Karachi or California.

Yours truly,

Billy J. Hwan

Portfolio Manager

Semiannual Report • 2017	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of June 30, 2017, the NAV of the Parnassus Fixed Income Fund – Investor Shares was $16.62, producing a gain for the quarter of 1.31% (including dividends). This compares to a gain of 1.45% for the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a gain of 1.43% for the Lipper Core Bond Fund Average, which represents the average return of the funds followed by Lipper that invest at least 85% of assets in domestic investment-grade bonds (“Lipper average”). For the first half of 2017, the Parnassus Fixed Income Fund – Investor Shares posted a gain of 2.38%, as compared to a gain of 2.27% for the Barclays Aggregate Index and a gain of 2.40% for the Lipper average.

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For June 30, the 30-day subsidized SEC yield was 1.97%, and the unsubsidized SEC yield was 1.89%.

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended June 30, 2017

Parnassus Fixed Income Fund Investor Shares	0.50	2.18	1.49	3.79	0.80	0.68

Parnassus Fixed Income Fund Institutional Shares	0.69	2.30	1.56	3.82	0.50	0.49

Bloomberg Barclays U.S. Aggregate Bond Index	-0.31	2.48	2.21	4.47	NA	NA

Lipper Core Bond Fund Average	0.46	2.14	2.28	4.14	NA	NA

The average annual total return for the Parnassus Fixed Income Fund-Institutional Shares from commencement (April 30, 2015) was 2.16%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2017, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund-Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2018, and may be continued indefinitely by the Adviser on a year-to-year basis.

Second Quarter Review

While the Parnassus Fixed Income Fund – Investor Shares slightly underperformed in the quarter, it’s 2.38% year-to-date gain is still better than the Barclays Aggregate Index’s 2.27% return. During the quarter, 30-year bonds drove returns for the Index. The Fund holds relatively few of these securities, due to their volatility, so it didn’t benefit as much from their gains. However, the corporate bond portfolio, which is the largest component of the Fund, performed well and had several winners.

Bonds issued by Whole Foods Market shot higher in the quarter, boosted by news that Amazon.com would purchase the specialty grocery chain. The bonds gained 8.74% and added 14 basis points to the total return. (One basis point is 1/100th of one percent.) Whole Foods’ bonds are rated BBB- by S&P, which is the bottom of the investment grade range, and pay a high coupon compared to most investment grade bonds. By contrast, S&P rates Amazon very highly at AA-, and investors demand less yield for such an excellent credit. As investors now expect Whole Foods’s bonds to be supported by Amazon’s credit rating, the bonds’ yield collapsed and the price moved higher.

Autodesk’s bonds also boosted the total return, adding 5 basis points, on a gain of 2.37%. The bonds were weighed down over the last few years by the company’s business model transition from selling software packages to selling subscriptions, and by the presence of activist shareholders. Bond investors are usually wary of activist investors because they often advocate for higher leverage to boost equity returns. With the company’s business model transition nearly complete and the activists reducing their position, the bonds were freed from those concerns and performed well in the quarter.

PARNASSUS FUNDS	Semiannual Report • 2017

Finally, bonds issued by Apple gained 5.53% in the quarter and added 4 basis points to the total return. The bonds were boosted by anticipation of strong iPhone 10 sales this fall and by the features of the bonds themselves. These bonds are one of the Fund’s few positions with a 30-year maturity, and they rallied along with other long-term issues.

Convertible bonds issued by Intel were the largest losers in the quarter. The bonds declined by 3.99% and shaved 1 basis point from the total return. The value of a convertible bond is tied to both interest rates and the issuing company’s stock price. In this case, the bonds lost value because Intel’s share price fell. The company announced disappointing results for its

Data Center Group (DCG), a key part of Intel’s growth strategy, sending the stock lower. We’re confident that the company will overcome these short-term issues, so we held onto the bonds.

Outlook and Strategy

The Parnassus Fixed Income Fund’s allocation to corporate securities increased again in the quarter. Including convertible bonds and preferred stock, the Fund’s exposure to corporations is now at 64.8% of total assets. This is substantially above the Index, which allocates 25.3% of assets to corporate bonds. A heavy allocation to corporate bonds enables us to benefit from the investment team’s deep company knowledge, while improving the Fund’s yield.

We initiated positions in four companies in the quarter by purchasing bonds issued by Danaher, Sealed Air, Hilton Worldwide and Hologic. Additionally, we increased several positions, including Cardinal Health and National Oilwell Varco. Danaher, Cardinal Health and National Oilwell Varco are currently held in Parnassus’s equity funds, and we think each company’s bonds are also an excellent investment for the Parnassus Fixed Income Fund.

The Parnassus Fixed Income Fund also has a new position in preferred stock issued by Public Storage. Preferred stock pays a fixed dividend and so, in many ways, mimics a bond. The company’s preferred stock has an A3 rating from Moody’s (the equivalent of A- on S&P’s scale) and yields over 5%, making it a terrific opportunity in this low interest rate environment. We will continue to look for similar bargains.

Thank you for your investment in the Parnassus Fixed Income Fund.

Yours truly,

Samantha D. Palm

Portfolio Manager

Parnassus Fixed Income Fund as of June 30, 2017 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2017	PARNASSUS FUNDS

Responsible Investing Notes

By Milton Moskowitz

Sports as a metaphor for life is all around us these days, hence the wave of emotion that swept through the Bay Area this summer after the Golden State Warriors defeated the Cleveland Cavaliers for the NBA basketball championship. It’s fitting that the Warriors should be featured in this column, because the team has set a new standard for corporate citizenship. They have spent time and money in Oakland schools, urging students to apply to college. Beyond that, the outpouring of love in a five-hour, post-season parade was fueled by the team’s unselfish play. Sportswriter Ann Killion noted that coach Steve Kerr “created a culture of collective accountability, a safety net in which no one person was more important than another.”

In the rest of the social responsibility scene, it was a mixed bag. President Donald Trump won praise from his usual detractors by coming out in favor of paid leave for new mothers, a benefit in place for many years in most European countries. The President likes to assemble CEOs around a table in the White House and browbeat them for an hour or two. In his first four months in office, he hosted 307 CEOs of American companies. That didn’t work out so well with his decision to yank the United States out of the Paris accord in which 195 nations had agreed to cut greenhouse gases. His rationale: “I was elected to represent the citizens of Pittsburgh, not Paris.” New York Times columnist David Brooks called it an action by people who see life as “a struggle for money and dominance.” Environmentalist Bill McKibben called it “reckless.” Nobel prizewinner Paul Krugman blasted it as an “act of gratuitous destruction.” And then there were CEOs who risked the displeasure of Trump by publicly lamenting the decision. This group included CEOs of the following companies: Tesla, Walt Disney, General Electric, Facebook (Mark Zuckerberg said, “it puts our children’s future at risk”), Twitter, Google, Amazon.com, Microsoft, Apple, IBM, Shell, and Goldman Sachs (Lloyd Blankfein said, “Today’s decision is a setback for the environment and for the U.S’s leadership position in the world”).

One company on this list, Amazon.com, made a bit of news in 2017. First, it heralded its entry into the brick-and-mortar bookstore field, opening a bunch of them across the country (Seattle, New York, San Jose, Paramus (New Jersey), Bellevue (Washington) – and more are coming. This is a neat strategy. First you undermine the retail bookstore by selling books at a steep discount. Then, after a mass exit (think Borders), you take their places. Amazon guarantees that you will never pay more than the online price. According to insiders, Amazon now accounts for nearly one-half of all the books sold in the country.

The other big move by Amazon was an offer to buy Whole Foods Market for $13.8 billion in cash. This bid came out of the blue and appeared to have no other contenders. I remember reading every year the Whole Foods application to the Fortune roster of the 100 Best Companies to Work For. It was always a heart-warming collection of testimonials by employees who were delighted to be working for a company that stood for what Whole Foods stood for. They never failed to make the list, a tribute to John Mackey, who founded the grocery chain in 1980.

Still, the largest U.S. toy maker, Mattel joins the Parnassus Funds roster with a woman at the helm. She is Margo Georgiadis, who formerly worked at Google, McDonalds and Groupon. She is poised to lead a rebound from slumping sales. Mattel is that rarity, a company that owns its manufacturing plants, 14 of them in China and Southeast Asia. They are inspected regularly. Every employee, worldwide, gets to work a half-day on Fridays. Working mothers enjoy paid leave of ten weeks. Two percent of profits go to charities.

Discount broker Charles Schwab organized more than 6,000 employees during the third week in May to participate in its 14th annual Volunteer Week. They did everything from cleaning and landscaping to light construction, donating 23,000 volunteer hours to 500 service projects at the sites of charities. The Charles Schwab Foundation kicked in $144,000.

Finally, a word about United Parcel Service, package deliverer who, believe it or not, employs nearly 400,000 people. UPS has been recognized as a benevolent employer by Forbes and the Human Rights campaign, but celebrations were muted by the events of June 14 when an employee with 18 years of service entered the UPS Distribution Center in San Francisco with a gun and began shooting. Three drivers were killed – and the attack reverberated throughout the UPS global system.

Milton Moskowitz, a West Coast journalist, co-founded the Fortune magazine list, “The 100 Best Companies to Work for,” and the Working Mother magazine list, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating companies for workplace issues and responsible investing. Neither Fortune magazine, nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

PARNASSUS FUNDS	Semiannual Report • 2017

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of January 1, 2017 through June 30, 2017.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Fund Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period
Parnassus Fund – Investor Shares: Actual*	0.86%	$1,000.00	$1,094.70	$4.47
Hypothetical (5% before expenses)	0.86%	$1,000.00	$1,020.53	$4.31
Parnassus Fund – Institutional Shares: Actual*	0.71%	$1,000.00	$1,095.70	$3.69
Hypothetical (5% before expenses)	0.71%	$1,000.00	$1,021.27	$3.56
Parnassus Core Equity Fund – Investor Shares: Actual*	0.87%	$1,000.00	$1,069.10	$4.46
Hypothetical (5% before expenses)	0.87%	$1,000.00	$1,020.48	$4.36
Parnassus Core Equity Fund – Institutional Shares: Actual*	0.66%	$1,000.00	$1,070.40	$3.39
Hypothetical (5% before expenses)	0.66%	$1,000.00	$1,021.52	$3.31
Parnassus Endeavor Fund – Investor Shares: Actual*	0.95%	$1,000.00	$1,100.30	$4.95
Hypothetical (5% before expenses)	0.95%	$1,000.00	$1,020.08	$4.76
Parnassus Endeavor Fund – Institutional Shares: Actual*	0.74%	$1,000.00	$1,101.20	$3.86
Hypothetical (5% before expenses)	0.74%	$1,000.00	$1,021.12	$3.71
Parnassus Mid Cap Fund – Investor Shares: Actual*	0.99%	$1,000.00	$1,086.90	$5.12
Hypothetical (5% before expenses)	0.99%	$1,000.00	$1,019.89	$4.96
Parnassus Mid Cap Fund – Institutional Shares: Actual*	0.80%	$1,000.00	$1,088.20	$4.14
Hypothetical (5% before expenses)	0.80%	$1,000.00	$1,020.83	$4.01
Parnassus Asia Fund – Investor Shares: Actual*	1.25%	$1,000.00	$1,135.70	$6.62
Hypothetical (5% before expenses)	1.25%	$1,000.00	$1,018.60	$6.26

Semiannual Report • 2017	PARNASSUS FUNDS

Fund Expenses (unaudited) (continued)

	Fund Expense Ratio	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During Period
Parnassus Asia Fund – Institutional Shares: Actual*	0.96%	$1,000.00	$1,136.90	$5.09
Hypothetical (5% before expenses)	0.96%	$1,000.00	$1,020.03	$4.81
Parnassus Fixed Income Fund – Investor Shares: Actual*	0.68%	$1,000.00	$1,023.80	$3.41
Hypothetical (5% before expenses)	0.68%	$1,000.00	$1,021.42	$3.41
Parnassus Fixed Income Fund – Institutional Shares: Actual*	0.49%	$1,000.00	$1,024.80	$2.46
Hypothetical (5% before expenses)	0.49%	$1,000.00	$1,022.36	$2.46

* Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expense as a percentage of net assets for the six months ended June 30, 2017. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (181); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the financial highlights.

PARNASSUS FUNDS	Semiannual Report • 2017

PARNASSUS FUND

Portfolio of Investments as of June 30, 2017 (unaudited)

Equities	Shares	Market Value ($)

Chemicals (9.7%)
Axalta Coating Systems Ltd. [q]	800,000	25,632,000
Potash Corporation of Saskatchewan Inc. [l]	1,700,000	27,710,000
PPG Industries Inc.	89,674	9,860,553
Praxair Inc.	285,000	37,776,750

		100,979,303

Computers (3.5%)
International Business Machines Corp.	235,000	36,150,050

Consulting Services (2.6%)
Cognizant Technology Solutions Corp.	400,000	26,560,000

Electronics (1.9%)
Trimble Inc. [q]	550,000	19,618,500

Equipment Leasing (1.7%)
Air Lease Corp.	460,000	17,185,600

Financial Services (12.9%)
Capital One Financial Corp.	300,000	24,786,000
Charles Schwab Corp.	900,000	38,664,000
Essent Group Ltd. [q]	430,000	15,970,200
First Horizon National Corp.	800,000	13,936,000
PayPal Holdings Inc. [q]	240,000	12,880,800
Wells Fargo & Co.	500,000	27,705,000

		133,942,000

Food Products (2.7%)
Mondelez International Inc., Class A	660,000	28,505,400

Health Care Services (2.6%)
McKesson Corp.	168,000	27,642,720

Industrial Manufacturing (3.0%)
Pentair plc	460,000	30,608,400

Insurance (3.6%)
Progressive Corp. [q]	850,000	37,476,500

Internet (4.4%)
Alphabet Inc., Class A [q]	30,000	27,890,400
eBay Inc. [q]	505,000	17,634,600

		45,525,000

Lodging (1.3%)
Belmond Ltd. [q]	1,000,000	13,300,000

Machinery (1.5%)
Deere & Co.	128,000	15,819,520

Equities	Shares	Market Value ($)

Medical Equipment (3.5%)
Patterson Companies Inc.	777,000	36,480,150

Pharmaceuticals (11.0%)
Allergan plc	183,000	44,485,470
Gilead Sciences Inc.	646,000	45,723,880
Novartis AG (ADR)	285,000	23,788,950

		113,998,300

Real Estate Investment Trusts (4.8%)
Hannon Armstrong Sustainable Infrastructure Capital Inc.	455,000	10,405,850
Public Storage	100,000	20,853,000
Redwood Trust Inc.	1,100,000	18,744,000

		50,002,850

Retail (1.6%)
CVS Health Corp.	106,000	8,528,760
Whole Foods Market Inc.	190,000	8,000,900

		16,529,660

Semiconductors (7.0%)
Intel Corp.	745,000	25,136,300
KLA-Tencor Corp.	290,000	26,537,900
Micron Technology Inc. [q]	700,000	20,902,000

		72,576,200

Services (5.4%)
Alliance Data Systems Corp.	100,000	25,669,000
Thomson Reuters Corp.	660,000	30,551,400

		56,220,400

Telecommunications Equipment (4.2%)
Motorola Solutions Inc.	500,000	43,370,000

Toy & Games (2.5%)
Mattel Inc.	1,200,000	25,836,000

Transportation (4.3%)
Expeditors International of Washington Inc.	300,000	16,944,000
FedEx Corp.	125,000	27,166,250

		44,110,250

Total investment in equities (95.7%) (cost $858,745,998)		992,436,803

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2017	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of June 30, 2017 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.1%) a
Albina Community Bank	0.20%	01/15/2018	250,000	244,575
New Resource Bank	0.15%	03/01/2018	250,000	243,343

				487,918

Certificates of Deposit Account Registry Service (0.1%) a
CDARS agreement with Beneficial State Bank, dated 03/16/2017 Participating depository institutions: Bank of America, N.A., par 243,500; Independent Bank, par 13,000; Parke Bank, par 243,500; (cost $485,879)	0.95%	03/15/2018	500,000	485,879

Community Development Loans (0.0%) a
Boston Community Loan Fund	1.00%	04/15/2018	100,000	95,266
Boston Community Loan Fund	1.00%	04/15/2018	100,000	95,266
Root Capital Loan Fund	1.25%	02/01/2018	100,000	96,466
TMC Development Working Solutions	1.00%	05/25/2018	100,000	94,608
Vermont Community Loan Fund	0.85%	10/15/2017	100,000	98,258

				479,864

Time Deposits (4.0%)
BBH Cash Management Service
Standard Chartered Bank, London	0.58%	07/03/2017	41,935,302	41,935,302

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (1.6%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.13%		16,750,000	16,750,000

Total short-term securities (5.8%) (cost $60,138,963)				60,138,963

Total securities (101.5%) (cost $918,884,961)				1,052,575,766

Payable upon return of securities loaned (-1.6%)				(16,750,000)

Other assets and liabilities (0.1%)				1,121,659

Total net assets (100.0%)				1,036,947,425

q This security is non-income producing.
l This security, or partial position of this security, was on loan at June 30, 2017. The total value of the securities on loan at June 30, 2017 was $16,260,000.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

plc Public Limited Company
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2017

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of June 30, 2017 (unaudited)

Equities	Shares	Market Value ($)

Apparel (3.1%)
VF Corp.	8,368,196	482,008,090

Chemicals (6.8%)
Compass Minerals International Inc. Ω [l]	2,224,303	145,246,986
PPG Industries Inc.	2,118,141	232,910,784
Praxair Inc.	5,118,476	678,453,994

		1,056,611,764

Computers (3.0%)
Apple Inc.	3,223,696	464,276,698

Cosmetics & Personal Care (1.9%)
The Procter & Gamble Co.	3,423,000	298,314,450

Entertainment (3.7%)
The Walt Disney Co.	5,415,101	575,354,481

Financial Services (10.1%)
Charles Schwab Corp.	9,005,055	386,857,163
Mastercard Inc., Class A	2,969,000	360,585,050
PayPal Holdings Inc. [q]	4,528,781	243,059,676
Wells Fargo & Co.	10,594,806	587,058,200

		1,577,560,089

Food Products (5.6%)
McCormick & Co.	1,723,500	168,058,485
Mondelez International Inc., Class A	10,146,956	438,247,030
Sysco Corp.	5,379,409	270,745,655

		877,051,170

Health Care Products (4.9%)
Danaher Corp.	9,128,657	770,367,364

Health Care Services (2.8%)
McKesson Corp.	2,677,568	440,567,039

Home Products (3.9%)
The Clorox Company	3,494,014	465,542,425
WD-40 Co. Ω	1,220,000	134,627,000

		600,169,425

Industrial Manufacturing (4.6%)
Pentair plc	7,019,000	467,044,260
Xylem Inc.	4,414,308	244,685,092

		711,729,352

Insurance (2.7%)
Verisk Analytics Inc. [q]	4,922,040	415,272,515

Equities	Shares	Market Value ($)

Internet (4.9%)
Alphabet Inc., Class A [q]	314,000	291,919,520
Alphabet Inc., Class C [q]	517,572	470,333,204

		762,252,724

Medical Equipment (1.7%)
Patterson Companies Inc. Ω	5,690,689	267,177,849

Natural Gas (1.9%)
MDU Resources Group Inc. Ω	11,324,166	296,693,149

Oil & Gas (1.0%)
National Oilwell Varco Inc.	4,553,090	149,978,785

Pharmaceuticals (11.1%)
Allergan plc	2,254,956	548,157,254
Gilead Sciences Inc.	10,663,184	754,740,164
Novartis AG (ADR)	5,134,288	428,559,019

		1,731,456,437

Real Estate Investment Trusts (3.9%)
Iron Mountain Inc.	9,208,919	316,418,457
Public Storage	1,425,776	297,317,069

		613,735,526

Retail (3.5%)
CVS Health Corp.	6,709,530	539,848,784

Semiconductors (5.5%)
Intel Corp.	18,990,154	640,727,796
KLA-Tencor Corp.	2,293,287	209,858,693

		850,586,489

Services (1.9%)
Thomson Reuters Corp.	6,528,265	302,193,387

Telecommunications Equipment (2.0%)
Motorola Solutions Inc.	3,649,423	316,550,951

Transportation (3.0%)
United Parcel Service Inc., Class B	4,233,270	468,157,329

Utility & Power Distribution (2.0%)
Sempra Energy	2,702,798	304,740,474

Waste Management (2.2%)
Waste Management Inc.	4,741,000	347,752,350

Total investment in equities (97.7%) (cost $12,355,815,093)		15,220,406,671

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2017	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of June 30, 2017 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Community Trust Credit Union	0.80%	10/15/2017	250,000	247,096
Urban Partnership Bank	0.30%	09/24/2017	250,000	247,644

				494,740

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/16/2017 Participating depository institutions: Amarillo National Bank, par 175,657; Bank of America, N.A., par 243,500; Ever Bank, par 119,843; First United Bank & Trust Company, par 243,500; Independent Bank, par 243,500; Parke Bank, par 243,500; Portage Community Bank, par 243,500; South State Bank, par 243,500; United Bank, par 243,500; (cost $1,943,516)	0.95%	03/15/2018	2,000,000	1,943,516

Community Development Loans (0.1%) a
Boston Community Loan Fund	1.00%	04/15/2018	100,000	95,266
MicroVest Plus, LP Note	2.25%	04/15/2018	7,500,000	7,144,932
New Hampshire Community Loan Fund	1.00%	07/31/2017	500,000	497,534
Root Capital Loan Fund	1.25%	02/01/2018	200,000	192,932
TMC Development Working Solutions	1.00%	05/25/2018	100,000	94,608
Vermont Community Loan Fund	0.85%	04/15/2018	100,000	95,266

				8,120,538

Time Deposits (2.2%)
BBH Cash Management Service
BNP Paribas, Paris	0.58%	07/03/2017	8,717,761	8,717,761
Citibank, New York	0.58%	07/03/2017	59,623,693	59,623,693
Standard Chartered Bank, London	0.58%	07/03/2017	195,797,789	195,797,789
Wells Fargo Bank, San Francisco	0.58%	07/03/2017	71,554,762	71,554,762

				335,694,005

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.2%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.13%		39,613,743	39,613,743

Total short-term securities (2.5%) (cost $385,866,542)				385,866,542

Total securities (100.2%) (cost $12,741,681,635)				15,606,273,213

Payable upon return of securities loaned (-0.2%)				(39,613,743)

Other assets and liabilities (0.0%)				4,491,676

Total net assets (100.0%)				15,571,151,146

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2017

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of June 30, 2017 (unaudited) (continued)

Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
l This security, or partial position of this security, was on loan at June 30, 2017. The total value of the securities on loan at June 30, 2017 was $38,799,054.
q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

plc Public Limited Company
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2017	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of June 30, 2017 (unaudited)

Equities	Shares	Market Value ($)

Apparel (5.0%)
VF Corp.	3,800,000	218,880,000

Communications Equipment (6.1%)
QUALCOMM Inc.	4,800,000	265,056,000

Computers (5.3%)
Apple Inc.	150,000	21,603,000
International Business Machines Corp.	1,375,000	211,516,250

		233,119,250

Financial Services (12.1%)
American Express Co.	2,300,000	193,752,000
Capital One Financial Corp.	600,000	49,572,000
Charles Schwab Corp.	3,200,000	137,472,000
Wells Fargo & Co.	2,600,000	144,066,000

		524,862,000

Health Care Products (3.6%)
Perrigo Co. plc	2,100,000	158,592,000

Health Care Services (8.0%)
Anthem Inc.	600,000	112,878,000
McKesson Corp.	1,400,000	230,356,000

		343,234,000

Internet (3.2%)
Alphabet Inc., Class A [q]	150,000	139,452,000

Machinery (2.0%)
Cummins Inc.	350,000	56,777,000
Deere & Co.	250,000	30,897,500

		87,674,500

Pharmaceuticals (20.9%)
Allergan plc	825,000	200,549,250
Gilead Sciences Inc.	7,400,000	523,772,000
Novartis AG (ADR)	2,200,000	183,634,000

		907,955,250

Equities	Shares	Market Value ($)

Retail (2.0%)
Whole Foods Market Inc.	2,100,000	88,431,000

Semiconductor Capital Equipment (0.4%)
Applied Materials Inc.	200,000	8,262,000
Lam Research Corp.	50,000	7,071,500

		15,333,500

Semiconductors (7.1%)
Intel Corp.	4,400,000	148,456,000
Micron Technology Inc. [q]	5,400,000	161,244,000

		309,700,000

Services (3.5%)
Alliance Data Systems Corp.	600,000	154,014,000

Software (3.1%)
Autodesk Inc. [q]	1,350,000	136,107,000

Telecommunications Equipment (1.5%)
Ciena Corp. [q]	2,700,000	67,554,000

Toys and Games (2.3%)
Mattel Inc.	4,675,000	100,652,750

Transportation (6.5%)
Expeditors International of Washington Inc.	1,300,000	73,424,000
United Parcel Service Inc., Class B	1,900,000	210,121,000

		283,545,000

Total investment in equities (92.6%) (cost $3,518,956,054)		4,034,162,250

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2017

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of June 30, 2017 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Urban Partnership Bank	0.30%	02/03/2018	250,000	244,055

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Community Bank of the Bay, dated 03/16/2017 Participating depository institutions: Bank of America, N.A., par 243,500; First United Bank & Trust Co., par 111,355; Independent Bank, par 145,145; (cost $485,879)	0.95%	03/15/2018	500,000	485,879

Community Development Loans (0.0%) a
Root Capital Loan Fund	1.25%	02/01/2018	100,000	96,466
TMC Development Working Solutions	1.00%	05/25/2018	100,000	94,608

				191,074

Time Deposits (7.7%)
BBH Cash Management Service
Banco Santander, Madrid	0.58%	07/03/2017	122,241,351	122,241,351
Banco Santander, Madrid	0.58%	07/03/2017	177,758,648	177,758,648
Sumitomo, Tokyo	0.58%	07/03/2017	36,791,017	36,791,017

				336,791,016

Total short-term securities (7.7%) (cost $337,712,024)				337,712,024

Total securities (100.3%) (cost $3,856,668,078)				4,371,874,274

Other assets and liabilities (-0.3%)				(13,481,317)

Total net assets (100.0%)				4,358,392,957

q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

plc Public Limited Company
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2017	PARNASSUS FUNDS

PARNASSUS MID CAP FUND

Portfolio of Investments as of June 30, 2017 (unaudited)

Equities	Shares	Market Value ($)

Apparel (5.9%)
Hanesbrands Inc.	3,296,544	76,347,960
VF Corp.	1,229,803	70,836,653

		147,184,613

Chemicals (6.8%)
Axalta Coating Systems Ltd. [q]	1,125,000	36,045,000
Compass Minerals International Inc.	760,000	49,628,000
Praxair Inc.	640,000	84,832,000

		170,505,000

Data Processing (5.6%)
Equifax Inc.	447,500	61,495,450
Fiserv Inc. [q]	650,000	79,521,000

		141,016,450

Financial Services (7.4%)
Charles Schwab Corp.	600,000	25,776,000
First American Financial Corp.	470,000	21,004,300
First Horizon National Corp.	4,408,394	76,794,223
SEI Investments Co.	1,152,153	61,962,788

		185,537,311

Food Products (3.5%)
McCormick & Co.	700,000	68,257,000
Sysco Corp.	395,000	19,880,350

		88,137,350

Health Care Products (3.4%)
Dentsply Sirona Inc.	1,300,000	84,292,000

Health Care Services (3.7%)
Cardinal Health Inc.	1,175,000	91,556,000

Home Products (3.3%)
The Clorox Company	625,000	83,275,000

Industrial Manufacturing (9.4%)
Fortive Corp.	1,010,000	63,983,500
Pentair plc	1,263,489	84,072,558
Xylem Inc.	1,550,000	85,916,500

		233,972,558

Insurance (3.6%)
Verisk Analytics Inc. [q]	1,058,689	89,321,591

Internet (3.2%)
eBay Inc. [q]	2,275,000	79,443,000

Medical Equipment (6.8%)
Patterson Companies Inc.	1,950,000	91,552,500
Teleflex Inc.	380,000	78,948,800

		170,501,300

Equities	Shares	Market Value ($)

Natural Gas (4.3%)
MDU Resources Group Inc.	3,200,000	83,840,000
Northwest Natural Gas Co.	397,500	23,790,375

		107,630,375

Oil & Gas (1.8%)
National Oilwell Varco Inc.	1,400,000	46,116,000

Real Estate Investment Trusts (3.4%)
Iron Mountain Inc.	2,485,000	85,384,600

Retail (1.0%)
Whole Foods Market Inc.	600,000	25,266,000

Semiconductors (3.4%)
KLA-Tencor Corp.	700,000	64,057,000
Micron Technology Inc. [q]	675,000	20,155,500

		84,212,500

Services (3.0%)
Ecolab Inc.	410,000	54,427,500
Thomson Reuters Corp.	450,000	20,830,500

		75,258,000

Software (0.8%)
Autodesk Inc. [q]	189,100	19,065,062

Telecommunications Equipment (4.2%)
Motorola Solutions Inc.	1,190,000	103,220,600

Telecommunications Provider (3.4%)
Shaw Communications Inc., Class B [l]	3,950,000	86,070,500

Toys & Games (2.1%)
Mattel Inc.	2,455,000	52,856,150

Transportation (1.3%)
Expeditors International of Washington Inc.	580,000	32,758,400

Utility & Power Distribution (2.0%)
Sempra Energy	435,000	49,046,250

Waste Management (0.9%)
Waste Management Inc.	321,500	23,582,025

Total investment in equities (94.2%) (cost $2,100,534,493)		2,355,208,635

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2017

PARNASSUS MID CAP FUND

Portfolio of Investments as of June 30, 2017 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Albina Community Bank	0.45%	04/25/2018	250,000	241,836
Beneficial State	0.50%	03/27/2018	250,000	242,630
New Resource Bank	0.50%	03/27/2018	250,000	242,795
Urban Partnership Bank	0.30%	03/22/2018	250,000	242,768

				970,029

Time Deposits (5.4%)
BBH Cash Management Service
Banco Santander, Mardrid	0.58%	07/03/2017	100,000,000	100,000,000
Sumitomo, Tokyo	0.58%	07/03/2017	33,913,185	33,913,185

				133,913,185

Registered Investment Companies (0.5%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.13%		12,546,909	12,546,909

Total short-term securities (5.9%) (cost $147,430,123)				147,430,123

Total securities (100.1%) (cost $2,247,964,616)				2,502,638,758

Payable upon return of securities loaned (-0.5%)				(12,546,909)

Other assets and liabilities (0.4%)				10,759,127

Total net assets (100.0%)				2,500,850,976

q This security is non-income producing.
l This security, or partial position of this security, was on loan at June 30, 2017. The total value of the securities on loan at June 30, 2017 was $12,274,614.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2017	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Portfolio of Investments as of June 30, 2017 (unaudited)

Equities	Shares	Market Value ($)

Australia (4.0%)
Brambles Ltd.	80,000	598,188

China (12.8%)
Air Lease Corp.	8,000	298,880
Alibaba Group Holding Ltd. (ADR) [q]	2,500	352,250
Apple Inc.	1,500	216,030
Expeditors International of Washington Inc.	4,000	225,920
Mattel Inc.	15,000	322,950
QUALCOMM Inc.	9,000	496,980

		1,913,010

Hong Kong (13.3%)
China Minsheng Banking Corp., Ltd.	170,000	169,558
Greatview Aseptic Packaging Co., Ltd.	500,000	311,867
Hang Lung Properties Ltd.	150,000	374,868
Lenovo Group Ltd.	400,000	252,450
SITC International Holdings Co., Ltd.	780,000	613,011
Television Broadcasts Ltd.	70,000	263,593

		1,985,347

India (1.8%)
Cognizant Technology Solutions Corp.	4,000	265,600

Indonesia (2.0%)
PT Asuransi Multi Artha Guna	3,741,500	121,788
PT Bank Rakyat Indonesia (Persero)	150,000	171,136

		292,924

Japan (29.9%)
Asics Corp.	25,000	464,635
Kakaku.com Inc.	40,000	575,023
KDDI Corp.	15,000	396,732
Lifull Co., Ltd.	25,000	219,703
M3 Inc.	12,000	331,051
OMRON Corp.	10,000	435,313
Rakuten Inc.	65,000	767,093
Shizuoka Bank Ltd.	40,000	362,790
SoftBank Group Corp.	5,000	406,469
USS Co., Ltd.	16,000	318,912
W-Scope Corp.	11,000	193,235

		4,470,956

Equities	Shares	Market Value ($)

Philippines (1.4%)
Manila Water Co.	340,000	209,378

Singapore (3.2%)
M1 Ltd.	300,000	474,884

South Korea (3.5%)
Samsung Electronics Co., Ltd.	250	520,392

Taiwan (6.2%)
Giant Manufacturing Co., Ltd.	60,000	343,150
KLA-Tencor Corp.	3,500	320,285
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	7,500	262,200

		925,635

Thailand (1.4%)
Advanced Info Service Public Co., Ltd.	40,000	209,170

United States (14.5%)
Gilead Sciences Inc.	10,000	707,800
IBM Corp.	2,000	307,660
Keysight Technologies Inc. [q]	8,000	311,440
National Oilwell Varco Inc.	9,500	312,930
Perrigo Co. plc	7,000	528,640

		2,168,470

Total investment in equities (94.0%) (cost $12,844,031)		14,033,954

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2017

PARNASSUS ASIA FUND

Portfolio of Investments as of June 30, 2017 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Time Deposits (5.9%)
BBH Cash Management Service
JPMorgan Chase, New York	0.58%	07/03/2017	878,565	878,565

Total short-term securities (5.9%) (cost $878,565)				878,565

Total securities (99.9%) (cost $13,722,596)				14,912,519

Other assets and liabilities (0.1%)				17,846

Total net assets (100.0%)				14,930,365

q This security is non-income producing.

ADR American Depository Receipt
PT Perseroan Terbatas
plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2017	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of June 30, 2017 (unaudited)

Preferred Stock	Interest Rate	Maturity Date	Shares	Market Value ($)

Real Estate Investment Trusts (1.3%)
Public Storage	5.15%	06/02/2022	120,000	3,004,800

Pharmaceuticals (1.0%)
Allergan plc	5.50%	03/01/2018	2,900	2,517,432

Total investment in preferred stock (2.3%) (cost $5,063,780)				5,522,232

Commercial Mortgage-Backed Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
FHLMC Multifamily Structured Pass Through Certificates K-029, Class A1	2.84%	10/25/2022	716,091	732,365
JP Morgan Mortgage Trust Series 2011-C4, Class A3	4.11%	07/15/2046	1,412,330	1,436,489
JP Morgan Mortgage Trust Series 2011-C4, Class A4	4.39%	07/15/2046	1,000,000	1,066,218
JP Morgan Mortgage Trust Series 2013-C13, Class A2	2.67%	01/15/2046	998,837	1,009,016
UBS-Barclays Mortgage Trust Series 2012-C2, Class A3	3.06%	05/10/2063	1,000,000	1,019,695

Total investment in commercial mortgage-backed securities (2.2%) (cost $5,296,266)				5,263,783

Convertible Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Semiconductors (0.4%)
Intel Corp.	2.95%	12/15/2035	750,000	980,156

Total investment in convertible bonds (0.4%) (cost $875,478)				980,156

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Air Transportation (0.6%)
Southwest Air 07-1 Trust	6.15%	08/01/2022	1,273,533	1,407,254

Apparel (3.9%)
Hanesbrands Inc.	4.63%	05/15/2024	2,500,000	2,537,500
Levi Strauss & Co.	5.00%	05/01/2025	2,500,000	2,612,500
VF Corp.	3.50%	09/01/2021	4,000,000	4,171,764

				9,321,764

Chemical (1.7%)
Praxair Inc.	3.20%	01/30/2026	3,977,000	4,063,388

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2017

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of June 30, 2017 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Computers (2.4%)
Apple Inc.	2.85%	02/23/2023	4,000,000	4,069,356
Apple Inc.	4.38%	05/13/2045	1,500,000	1,621,742

				5,691,098

Cosmetics & Personal Care (0.9%)
The Procter & Gamble Co.	2.30%	02/06/2022	2,000,000	2,023,684

Entertainment (3.0%)
Comcast Corp.	3.38%	02/15/2025	3,000,000	3,087,618
The Walt Disney Co.	2.30%	02/12/2021	4,000,000	4,034,792

				7,122,410

Financial Services (5.2%)
Charles Schwab Corp.	3.45%	02/13/2026	4,000,000	4,098,556
Mastercard Inc.	2.00%	11/21/2021	2,000,000	1,987,022
Mastercard Inc.	3.38%	04/01/2024	2,000,000	2,085,910
Wells Fargo & Co.	2.55%	12/07/2020	2,000,000	2,022,936
Wells Fargo & Co.	4.10%	06/03/2026	2,000,000	2,070,940

				12,265,364

Health Care Products (1.6%)
Danaher Corp.	3.35%	09/15/2025	3,750,000	3,907,230

Health Care Services (2.8%)
Cardinal Health Inc.	3.08%	06/15/2024	2,000,000	2,004,824
Cardinal Health Inc.	3.50%	11/15/2024	2,000,000	2,043,158
Hologic Inc.	5.25%	07/15/2022	2,500,000	2,625,000

				6,672,982

Home Products (1.5%)
The Clorox Company	3.50%	12/15/2024	3,500,000	3,620,439

Industrial Manufacturing (3.1%)
Pentair Finance SA	3.15%	09/15/2022	4,050,000	4,036,797
Sealed Air Corp.	5.25%	04/01/2023	3,000,000	3,217,500

				7,254,297

Insurance (1.4%)
Verisk Analytics Inc.	5.50%	06/15/2045	3,000,000	3,332,994

Internet (1.4%)
Alphabet Inc.	2.00%	08/15/2026	3,500,000	3,274,705

Machinery (0.3%)
Cummins Inc.	3.65%	10/01/2023	600,000	633,961

Medical Equipment (1.3%)
Agilent Technologies Inc.	3.20%	10/01/2022	2,000,000	2,035,548
Agilent Technologies Inc.	3.05%	09/22/2026	1,000,000	965,418

				3,000,966

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2017	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of June 30, 2017 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Oil & Gas (1.4%)
National Oilwell Varco Inc.	2.60%	12/01/2022	3,500,000	3,384,140

Pharmaceuticals (3.7%)
Actavis Funding Scs.	3.45%	03/15/2022	2,000,000	2,061,634
Gilead Sciences Inc.	3.70%	04/01/2024	2,000,000	2,079,174
Novartis Capital Corp.	3.00%	11/20/2025	4,500,000	4,546,373

				8,687,181

Real Estate Investment Trusts (2.2%)
Iron Mountain Inc.	6.00%	08/15/2023	2,900,000	3,081,250
Regency Centers LP	3.75%	06/15/2024	2,000,000	2,041,394

				5,122,644

Retail (10.0%)
Costco Wholesale	2.25%	02/15/2022	3,000,000	3,004,914
CVS Health Corp.	2.80%	07/20/2020	2,000,000	2,036,196
CVS Health Corp.	3.38%	08/12/2024	2,000,000	2,033,056
Masco Corp.	3.50%	04/01/2021	4,000,000	4,107,880
Nordstrom Inc.	4.00%	10/15/2021	1,500,000	1,532,145
Nordstrom Inc.	4.00%	03/15/2027	2,000,000	1,957,100
Starbucks Corp.	3.85%	10/01/2023	3,500,000	3,768,754
Starbucks Corp.	2.45%	06/15/2026	2,000,000	1,928,916
Whole Foods Market Inc.	5.20%	12/03/2025	3,000,000	3,467,094

				23,836,055

Semiconductor Capital Equipment (1.3%)
Applied Materials Inc.	2.63%	10/01/2020	3,000,000	3,051,666

Semiconductors (3.0%)
Altera Corp.	4.10%	11/15/2023	3,000,000	3,231,909
KLA-Tencor Corp.	4.65%	11/01/2024	3,500,000	3,779,871

				7,011,780

Service (1.5%)
Hilton Worldwide	4.63%	04/01/2025	3,500,000	3,609,375

Software (3.0%)
Autodesk Inc.	4.38%	06/15/2025	3,200,000	3,375,779
Microsoft Corp.	2.40%	08/08/2026	4,000,000	3,849,508

				7,225,287

Telecommunications Equipment (1.3%)
Juniper Networks Inc.	4.50%	03/15/2024	3,000,000	3,186,561

Transportation (4.1%)
Burlington Northern Santa Fe Corp.	3.85%	09/01/2023	3,500,000	3,752,290
FedEx Corp.	2.70%	04/15/2023	3,000,000	2,981,859
United Parcel Services Inc.	2.45%	10/01/2022	3,000,000	3,030,459

				9,764,608

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2017

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of June 30, 2017 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Waste Management (2.2%)
Waste Management Inc.	2.90%	09/15/2022	2,500,000	2,558,492
Waste Management Inc.	3.50%	05/15/2024	2,500,000	2,604,112

				5,162,604

Total investment in corporate bonds (64.8%) (cost $152,754,036)				153,634,437

Federal Agency Mortgage-Backed Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
Fannie Mae Pool 890430	3.50%	07/01/2027	863,294	900,506
Fannie Mae Pool AB4432	3.50%	02/01/2042	3,229,043	3,332,437
Fannie Mae Pool AB5163	2.50%	05/01/2027	2,611,688	2,642,701
Fannie Mae Pool AH7196	4.50%	03/01/2041	880,231	951,566
Fannie Mae Pool AK2413	4.00%	02/01/2042	3,038,539	3,217,813
Fannie Mae Pool AQ2925	3.50%	01/01/2043	1,126,581	1,162,521
Fannie Mae Pool AR3302	3.50%	01/01/2043	3,523,233	3,635,624
Fannie Mae Pool AS2502	4.00%	05/01/2044	1,087,038	1,153,348
Fannie Mae Pool AS7492	4.00%	07/01/2046	1,854,401	1,951,820
Fannie Mae Pool AV0971	3.50%	08/01/2026	860,232	895,603
Fannie Mae Pool BC5482	3.50%	03/01/2046	1,782,007	1,831,367
Freddie Mac Pool C91754	4.50%	02/01/2034	1,118,748	1,208,954
Freddie Mac Pool G18521	3.50%	08/01/2029	875,867	914,258
Freddie Mac Pool Q36308	4.00%	09/01/2045	1,267,845	1,342,457
Freddie Mac Pool V82155	4.00%	12/01/2045	1,078,138	1,139,793
Ginnie Mae I Pool 778793	3.50%	01/15/2042	1,004,941	1,044,112

Total investment in federal agency mortgage-backed securities (11.5%) (cost $27,855,111)				27,324,880

Supranational Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
European Bank for Reconstruction & Development	1.63%	04/10/2018	4,000,000	3,995,072

Total investment in supranational bonds (1.7%) (cost $4,015,069)				3,995,072

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2017	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of June 30, 2017 (unaudited) (continued)

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
U.S. Treasury	0.88%	11/15/2017	3,000,000	2,997,300
U.S. Treasury	0.88%	11/30/2017	2,000,000	1,997,912
U.S. Treasury	1.75%	01/31/2023	3,000,000	2,962,851
U.S. Treasury	2.75%	11/15/2023	4,000,000	4,163,752
U.S. Treasury	2.75%	02/15/2024	2,000,000	2,080,938
U.S. Treasury	2.50%	05/15/2024	2,000,000	2,049,140
U.S. Treasury	2.25%	11/15/2024	4,000,000	4,022,032
U.S. Treasury	2.13%	05/15/2025	2,000,000	1,987,422
U.S. Treasury	1.63%	05/15/2026	2,000,000	1,896,094
U.S. Treasury (TIPS)	0.63%	07/15/2021	1,084,820	1,111,780
U.S. Treasury (TIPS)	0.13%	01/15/2022	1,080,260	1,078,644
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,031,020	1,023,274
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,167,080	1,300,842

Total investment in U.S. government treasury bonds (12.1%) (cost $28,421,302)				28,671,981

Total investment in long-term securities (95.0%) (cost $224,281,042)				225,392,541

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Community Development Loans (1.0%) a
MicroVest Plus, LP Note	2.25%	10/15/2017	2,500,000	2,456,439

Time Deposits (3.8%)
BBH Cash Management Service
JPMorgan Chase, New York	0.58%	07/03/2017	8,042,087	8,042,087
Wells Fargo Bank, San Francisco	0.58%	07/03/2017	1,013,196	1,013,196

				9,055,283

Total short-term securities (4.8%) (cost $11,511,722)				11,511,722

Total securities (99.8%) (cost $235,792,764)				236,904,263

Other assets and liabilities (0.2%)				602,292

Total net assets (100.0%)				237,506,555

a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

plc Public Limited Company
LP Limited Partnership
TIPS Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2017

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017 (unaudited)

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund
Assets

Investments in stocks and bonds, at market value – Unaffliliated

(cost $858,745,998, $11,684,086,996, $3,518,956,054, $2,100,534,493, $12,844,031, $224,281,042)	$992,436,803	$14,376,661,687	$4,034,162,250

Investments in stocks, at market value – Affliliated

(cost of $0, $671,728,097, $0, $0, $0, $0)	-	843,744,984	-

Investments in short-term securities

(at cost which approximates market value)	60,138,963	385,866,542	337,712,024

Cash	16,670	185,898	154,210

Receivables

Investment securities sold	-	44,532,958	31,381,550

Dividends and interest	960,068	14,854,005	1,344,429

Capital shares sold	451,489	9,092,219	8,408,417

Other assets	62,260	291,383	165,153

Total assets	$1,054,066,253	$15,675,229,676	$4,413,328,033
Liabilities

Payable upon return of loaned securities	16,750,000	39,613,743	-

Payable for investment securities purchased	-	16,111,657	50,753,700

Capital shares redeemed	182,356	43,453,767	4,064,374

Fees payable to Parnassus Investments	-	-	-

Distributions payable	-	3,857,805	-

Accounts payable and accrued expenses	186,472	1,041,558	117,002

Total liabilities	$17,118,828	$104,078,530	$54,935,076

Net assets	$1,036,947,425	$15,571,151,146	$4,358,392,957
Net assets consist of

Undistributed net investment income (loss)	7,676,961	(13,001,303)	20,901,052

Unrealized appreciation on securities and foreign currency	133,690,805	2,864,591,578	515,206,196

Accumulated net realized gain on securities and foreign currency	39,873,463	892,875,647	134,767,459

Capital paid-in	855,706,196	11,826,685,224	3,687,518,250

Total net assets	$1,036,947,425	$15,571,151,146	$4,358,392,957
Net asset value and offering per share

Net assets investor shares	$911,412,293	$10,333,867,540	$3,541,687,102

Net assets institutional shares	$125,535,132	$5,237,283,606	$816,705,855

Shares outstanding investor shares	18,512,111	247,310,987	97,568,097

Shares outstanding institutional shares	2,549,109	125,152,109	22,465,449

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$49.23	$41.78	$36.30

Institutional shares	49.25	41.85	36.35

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2017	PARNASSUS FUNDS

Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund

$2,355,208,635	$14,033,954	$225,392,541

-	-	-

147,430,123	878,565	11,511,722

56,757	214	4,862

23,574,699	283,074	-

3,803,649	17,570	1,514,270

4,702,234	11,644	278,149

116,091	33,555	23,792

$2,534,892,188	$15,258,576	$238,725,336

12,546,909	-	-

20,268,300	312,996	960,600

1,123,412	-	187,627

12,000	-	600

-	-	22,294

90,591	15,215	47,660

$34,041,212	$328,211	$1,218,781

$2,500,850,976	$14,930,365	$237,506,555

9,053,133	73,624	38,393

254,674,142	1,189,476	1,111,499

68,222,418	772,198	332,102

2,168,901,283	12,895,067	236,024,561

$2,500,850,976	$14,930,365	$237,506,555

$1,884,957,611	$9,330,366	$203,856,712

$615,893,365	$5,599,999	$33,649,843

60,063,138	488,901	12,268,011

19,583,098	291,787	2,025,497

$31.38	$19.08	$16.62

31.45	19.19	16.61

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2017

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2017 (unaudited)

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund
Investment income

Dividends – Unaffiliated	$9,058,756	$137,946,184	$36,244,896

Dividends – Affiliated	-	11,603,745	-

Interest	129,550	1,269,678	847,195

Securities lending	16,261	214,492	2,350

Other income	512	-	-

Foreign witholding tax	(215,601)	(2,883,298)	(937,627)

Total investment income	$8,989,478	$148,150,801	$36,156,814
Expenses

Investment advisory fees	2,919,799	44,482,530	12,448,645

Transfer agent fees

Investor shares	137,298	255,841	169,423

Institutional shares	3,558	214,102	2,638

Fund administration	151,757	2,434,970	596,901

Service provider fees	508,615	11,648,409	3,060,309

Reports to shareholders	63,073	872,952	151,163

Registration fees and expenses	34,504	107,557	58,671

Custody fees	17,138	224,914	62,558

Overdraft charges	1,538	38,507	17,250

Professional fees	25,986	114,942	65,223

Trustee fees and expenses	7,806	135,510	25,549

Proxy voting fees	755	1,704	1,731

Pricing service fees	2,246	2,246	2,246

Other expenses	8,107	130,478	17,946

Total expenses	$3,882,180	$60,664,662	$16,680,253

Fees waived by Parnassus Investments	-	-	-

Net expenses	$3,882,180	$60,664,662	$16,680,253

Net investment gain	$5,107,298	$87,486,139	$19,476,561
Realized and unrealized gain on investments and foreign currency related transactions

Net realized gain from securities transactions – Unaffiliated	37,582,608	843,547,183	127,398,930

Net realized gain from securities transactions – Affiliated	-	-	-

Net realized gain from foreign currency related transactions	-	-	-

Net change in unrealized appreciation of securities	43,067,584	95,654,288	215,301,797

Net change in unrealized appreciation on foreign currency related transactions	-	-	-

Net realized and unrealized gain on securities and foreign currency related transactions	$80,650,192	$939,201,471	$342,700,727

Net increase in net assets resulting from operations	$85,757,490	$1,026,687,610	$362,177,288

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2017	PARNASSUS FUNDS

Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund

$19,545,351	$152,462	$79,750

-	-	-

237,956	1,396	3,274,158

50,458	-	329

-	-	-

(265,819)	(6,918)	-

$19,567,946	$146,940	$3,354,237

7,789,998	77,053	550,634

120,525	7,045	36,801

1,133	118	1,102

347,013	2,242	35,632

1,837,138	6,327	160,686

133,034	4,282	17,917

38,469	18,295	16,164

38,224	5,191	5,958

-	263	-

22,279	17,316	4,918

16,226	112	1,963

755	8	1

2,246	8,009	4,342

10,885	1,489	2,680

$10,357,925	$147,750	$838,798

(75,937)	(67,184)	(109,878)

$10,281,988	$80,566	$728,920

$9,285,958	$66,374	$2,625,317

70,158,159	848,175	537,800

-	-	-

-	43,525	-

97,989,890	634,131	2,090,408

-	178,142	-

$168,148,049	$1,703,973	$2,628,208

$177,434,007	$1,770,347	$5,253,525

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2017

STATEMENT OF CHANGES IN NET ASSETS

June 30, 2017

	Parnassus Fund		Parnassus Core Equity Fund
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016

Investment income from operations
Net investment income	$5,107,298	$6,865,739	$87,486,139	$144,185,839
Net realized gain from securities transactions	37,582,608	9,527,328	843,547,183	422,253,124
Net realized gain (loss) on foreign currency related transactions	-	-	-	-
Net change in unrealized appreciation of securities	43,067,584	81,714,358	95,654,288	779,202,269
Net change in unrealized appreciation on foreign currency related transactions	-	-	-	-
Increase in net assets resulting from operations	$85,757,490	$98,107,425	$1,026,687,610	$1,345,641,232
Distributions
From net investment income
Investor shares	-	(6,211,673)	(55,295,049)	(97,502,432)
Institutional shares	-	(711,028)	(32,510,744)	(51,800,559)
From realized capital gains
Investor shares	-	(9,253,785)	-	(276,161,758)
Institutional shares	-	(846,206)	-	(120,825,175)
Distributions to shareholders	$-	$(17,022,692)	$(87,805,793)	$(546,289,924)
Capital share transactions
Investor shares
Proceeds from sale of shares	155,371,201	133,547,771	953,328,666	2,824,169,780
Reinvestment of dividends	-	15,082,411	54,776,311	370,823,490
Shares repurchased	(96,313,415)	(155,939,489)	(1,516,004,505)	(1,907,325,036)
Institutional shares
Proceeds from sale of shares	47,131,432	27,356,665	1,138,892,550	1,578,075,919
Reinvestment of dividends	-	1,482,346	24,632,214	127,194,744
Shares repurchased	(9,129,955)	(3,368,830)	(821,283,332)	(916,763,596)
Increase (decrease) in net assets from capital share transactions	97,059,263	18,160,874	(165,658,096)	2,076,175,301
Increase in net assets	$182,816,753	$99,245,607	$773,223,721	$2,875,526,609
Net Assets
Beginning of year	854,130,672	754,885,065	14,797,927,425	11,922,400,816
End of period	$1,036,947,425	$854,130,672	$15,571,151,146	$14,797,927,425
Undistributed net investment income (loss)	$7,676,961	$2,569,663	$(13,001,303)	$(12,681,649)
Shares issued and redeemed
Investor shares
Shares sold	3,300,684	3,258,316	23,377,800	74,015,714
Shares issued through dividend reinvestment	-	339,229	1,326,776	9,568,183
Shares repurchased	(2,041,244)	(3,864,923)	(37,026,073)	(50,307,927)
Institutional shares
Shares sold	999,852	655,245	27,764,932	41,647,250
Shares issued through dividend reinvestment	-	33,278	595,166	3,274,865
Shares repurchased	(193,070)	(82,079)	(20,026,745)	(24,076,020)
Net increase (decrease) in shares outstanding
Investor shares	1,259,440	(267,378)	(12,321,497)	33,275,970
Institutional shares	806,782	606,444	8,333,353	20,846,095

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2017	PARNASSUS FUNDS

Parnassus Endeavor Fund		Parnassus Mid Cap Fund
Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016

$19,476,561	$10,775,651	$9,285,958	$7,146,323
127,398,930	70,374,664	70,158,159	27,352,382
-	-	-	-
215,301,797	267,871,746	97,989,890	97,182,171
-	-	-	-
$362,177,288	$349,022,061	$177,434,007	$131,680,876

-	(23,947,281)	-	(5,600,780)
-	(3,125,215)	-	(1,386,266)

-	(46,028,697)	-	(31,066,331)
-	(5,071,320)	-	(2,532,130)
$-	$(78,172,513)	$-	$(40,585,507)

1,503,470,731	1,362,577,892	633,895,226	1,045,852,674
-	67,388,328	-	35,390,738
(776,667,051)	(496,407,694)	(381,660,422)	(220,152,125)

547,874,033	238,492,750	346,116,922	285,047,685
-	7,722,344	-	3,500,569
(81,294,156)	(20,362,286)	(50,703,001)	(19,614,391)
1,193,383,557	1,159,411,334	547,648,725	1,130,025,150
$1,555,560,845	$1,430,260,882	$725,082,732	$1,221,120,519

2,802,832,112	1,372,571,230	1,775,768,244	554,647,725
$4,358,392,957	$2,802,832,112	$2,500,850,976	$1,775,768,244
$20,901,052	$1,424,490	$9,053,133	$(232,825)

43,950,122	43,762,135	21,020,517	37,166,642
-	2,053,728	-	1,223,175
(22,381,429)	(17,054,240)	(12,589,866)	(8,011,474)

15,861,170	7,701,176	11,383,526	9,989,778
-	234,921	-	120,706
(2,340,826)	(658,964)	(1,667,392)	(689,213)

21,568,693	28,761,623	8,430,651	30,378,343
13,520,344	7,277,133	9,716,134	9,421,271

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Semiannual Report • 2017

STATEMENT OF CHANGES IN NET ASSETS

June 30, 2017 (continued)

	Parnassus Asia Fund		Parnassus Fixed Income Fund
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016

Investment income from operations
Net investment income	$66,374	$135,899	$2,625,317	$4,306,111
Net realized gain from securities transactions	848,175	13,754	537,800	946,156
Net realized gain (loss) on foreign currency related transactions	43,525	(117,876)	-	-
Net change in unrealized appreciation (depreciation) of securities	634,131	1,401,524	2,090,408	(831,242)
Net change in unrealized appreciation on foreign currency related transactions	178,142	68,212	-	-
Increase in net assets resulting from operations	$1,770,347	$1,501,513	$5,253,525	$4,421,025
Distributions
From net investment income
Investor shares	-	-	(2,243,320)	(4,185,576)
Institutional shares	-	-	(373,466)	(319,136)
From realized capital gains
Investor shares	-	-	-	(781,796)
Institutional shares	-	-	-	(67,763)
Distributions to shareholders	$-	$-	$(2,616,786)	$(5,354,271)
Capital share transactions
Investor shares
Proceeds from sale of shares	2,497,300	1,645,710	46,541,488	65,063,171
Reinvestment of dividends	-	-	2,126,912	4,515,951
Shares repurchased	(2,295,214)	(1,250,370)	(40,560,913)	(57,568,779)
Institutional shares
Proceeds from sale of shares	891,205	143,099	15,733,170	16,464,877
Reinvestment of dividends	-	-	312,352	341,666
Shares repurchased	(157,980)	(105,832)	(3,455,767)	(3,572,291)
Increase in net assets from capital share transactions	935,311	432,607	20,697,242	25,244,595
Increase in net assets	$2,705,658	$1,934,120	$23,333,981	$24,311,349
Net Assets
Beginning of year	12,224,707	10,290,587	214,172,574	189,861,225
End of period	$14,930,365	$12,224,707	$237,506,555	$214,172,574
Undistributed net investment income	$73,624	$7,253	$38,393	$29,862
Shares issued and redeemed
Investor shares
Shares sold	138,672	106,700	2,807,602	3,882,920
Shares issued through dividend reinvestment	-	-	128,366	269,913
Shares repurchased	(125,156)	(80,121)	(2,449,097)	(3,449,146)
Institutional shares
Shares sold	49,206	10,372	952,308	987,913
Shares issued through dividend reinvestment	-	-	18,847	20,444
Shares repurchased	(8,595)	(7,883)	(208,705)	(215,698)
Net increase in shares outstanding
Investor shares	13,516	26,579	486,871	703,687
Institutional shares	40,611	2,489	762,450	792,659

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2017	PARNASSUS FUNDS

Notes to Financial Statements

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of six separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund, which commenced operations on December 27, 1984, the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund, both of which commenced operations on April 29, 2005, and the Parnassus Asia Fund, which commenced operations on April 30, 2013. The Parnassus Income Funds trust includes the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, each of the Funds seeks long-term capital appreciation. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund, and the Parnassus Endeavor Fund was known as the Parnassus Workplace Fund.

On April 24, 2015, the Parnassus Small Cap Fund merged into the Parnassus Mid Cap Fund.

The Parnassus Funds trust includes the Parnassus Fund – Institutional Shares, the Parnassus Endeavor Fund –Institutional Shares, the Parnassus Mid Cap Fund – Institutional Shares and the Parnassus Asia Fund – Institutional Shares, which commenced operations on April 30, 2015. The Parnassus Income Funds trust includes the Parnassus Fixed Income Fund – Institutional Shares which commenced operations on April 30, 2015.

The Parnassus Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund were renamed to the Parnassus Fund – Investor Shares, the Parnassus Endeavor Fund – Investor Shares, the Parnassus Mid Cap Fund – Investor Shares, the Parnassus Asia Fund – Investor Shares and the Parnassus Fixed Income Fund – Investor Shares, respectively, on May 1, 2015.

2. Significant Accounting Policies

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The presentation of the financial statements is made using specialized accounting principles applicable to investment companies.

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various shares classes based on their relative net assets. Class-specific fees and expenses, such as broker service fees, administrative and shareholder services, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Core Equity Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

PARNASSUS FUNDS	Semiannual Report • 2017

Notes to Financial Statements (continued)

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by the Funds’ pricing vendor on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Securities Valuations

Methods and Inputs

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the NASDAQ’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.15% to 2.25% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1 – unadjusted quoted prices in active markets for identical investments, Level 2 – other significant observable inputs (including quoted prices for similar investments) and Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities Lending

The Parnassus Funds, with the exception of the Parnassus Asia Fund, have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned.

Semiannual Report • 2017	PARNASSUS FUNDS

Notes to Financial Statements (continued)

The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset (securities purchased with cash collateral from securities lending) and the related liability (payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

At June 30, 2017, the following tables are a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under the agreement:

Parnassus Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
SG Americas Securities, LLC	16,260,000	(16,260,000)	-
Total	16,260,000	(16,260,000)	-

Parnassus Core Equity Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets Inc.	17,501,883	(17,501,883)	-
Credit Suisse Securities USA	3,280,000	(3,280,000)	-
JP Morgan Clearing Corp.	478,880	(478,880)	-
Merrill, Lynch, Pierce, Fenner	17,538,291	(17,538,291)	-
Total	38,799,054	(38,799,054)	-

Parnassus Mid Cap Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
The Goldman Sachs Group, Inc.	12,274,614	(12,274,614)	-
Total	12,274,614	(12,274,614)	-

1

Collateral value of $16,750,000, $39,613,743 and $12,546,909 has been received in connection with securities lending agreements for Parnassus Fund, Parnassus Core Equity Fund and Parnassus Mid Cap Fund, respectively. Collateral received in excess of the value of the securities loaned from the individual counterparty is shown for financial reporting purposes in the fund financial statements.

PARNASSUS FUNDS	Semiannual Report • 2017

Notes to Financial Statements (continued)

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Fund, Parnassus Core Equity Fund and Parnassus Endeavor Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured, however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

The Parnassus Core Equity Fund and the Parnassus Fixed Income Fund holds debt instruments issued by MicroVest Plus, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign currency exchange risk not normally associated with domestic debt instruments. MicroVest Plus, LP’s investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Semiannual Report • 2017	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investment outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Contractual Obligations

Under the Trusts’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trusts. Additionally, the Trusts have a variety of indemnification obligations under contracts with its service providers. The Trusts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trusts that have not yet occurred.

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not subject to examination by U.S. federal taxing authorities before 2013 or state taxing authorities before 2012.

Tax Matters and Distributions

At June 30, 2017, the cost of investments in securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund
Cost of investment	$858,745,998	$12,355,815,093	$3,518,956,054	$2,100,534,493	$12,844,031	$224,281,042
Gross unrealized appreciation	$159,470,613	$2,956,362,387	$564,102,592	$265,399,214	$1,781,878	$3,166,972
Gross unrealized depreciation	$25,779,808	$91,770,809	$48,896,396	$10,725,072	$591,955	$2,055,473
Net unrealized appreciation	$133,690,805	$2,864,591,578	$515,206,196	$254,674,142	$1,189,923	$1,111,499

PARNASSUS FUNDS	Semiannual Report • 2017

Notes to Financial Statements (continued)

At December 31, 2016, net capital loss carry forwards, were:

Fund	Deferred Post-Effective Short-Term Capital Loss Carry Forwards
Parnassus Asia Fund	$115,184

These losses will be carried forward indefinitely to offset future realized capital gains. To the extent the Funds’ realize future net capital gains, taxable capital gain distributions to their shareholders will be offset by any unused capital loss carryovers.

Late year ordinary and capital losses as of December 31 , 2016, which are deferred until 2017 for income tax purposes were as follows:

Fund	Ordinary	Capital
Parnassus Fund	$-	$248,349
Parnassus Asia Fund	16,660	-
Parnassus Fixed Income Fund	-	205,700

Net realized gains differ for financial statement and income tax purposes primarily due to differing treatments of wash sales. Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2016. Additional permanent book to tax adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

6. Fair Value Measurements

The following table summarizes the portfolios’ financial assets as of June 30, 2017, that is valued at fair value on a recurring basis:

Parnassus Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$39,136,000	$-	$-	$39,136,000

Consumer Staples	45,035,060	-	-	45,035,060

Financials	218,238,950	-	-	218,238,950

Health Care	178,121,170	-	-	178,121,170

Industrials	107,723,770	-	-	107,723,770

Information Technology	282,349,550	-	-	282,349,550

Materials	100,979,303	-	-	100,979,303

Real Estate	20,853,000	-	-	20,853,000

Short-Term Investments	58,685,302	-	1,453,661	60,138,963
Total	$1,051,122,105	$-	$1,453,661	$1,052,575,766

Semiannual Report • 2017	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Parnassus Core Equity Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$1,057,362,571	$-	$-	$1,057,362,571

Consumer Staples	2,315,383,829	-	-	2,315,383,829

Energy	149,978,785	-	-	149,978,785

Financials	1,276,108,750	-	-	1,276,108,750

Health Care	3,209,568,687	-	-	3,209,568,687

Industrials	1,942,911,547	-	-	1,942,911,547

Information Technology	2,997,311,588	-	-	2,997,311,588

Materials	1,056,611,764	-	-	1,056,611,764

Real Estate	613,735,526	-	-	613,735,526

Utilities	601,433,624	-	-	601,433,624

Short-Term Investments	375,307,748	-	10,558,794	385,866,542
Total	$15,595,714,419	$-	$10,558,794	$15,606,273,213

Parnassus Endeavor Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$319,532,750	$-	$-	$319,532,750

Consumer Staples	88,431,000	-	-	88,431,000

Financials	524,862,000	-	-	524,862,000

Health Care	1,409,781,250	-	-	1,409,781,250

Industrials	371,219,500	-	-	371,219,500

Information Technology	1,320,335,750	-	-	1,320,335,750

Short-Term Investments	336,791,016	-	921,008	337,712,024
Total	$4,370,953,266	$-	$921,008	$4,371,874,274

Parnassus Mid Cap Fund
Investment securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$286,111,262	$-	$-	$286,111,262

Consumer Staples	196,678,350	-	-	196,678,350

Energy	46,116,000	-	-	46,116,000

Financials	206,367,812	-	-	206,367,812

Health Care	346,349,300	-	-	346,349,300

Industrials	441,130,024	-	-	441,130,024

Information Technology	365,462,162	-	-	365,462,162

Materials	224,932,500	-	-	224,932,500

Real Estate	85,384,600	-	-	85,384,600

Utilities	156,676,625	-	-	156,676,625

Short-Term Investments	146,460,094	-	970,029	147,430,123
Total	$2,501,668,729	$-	$970,029	$2,502,638,758

PARNASSUS FUNDS	Semiannual Report • 2017

Notes to Financial Statements (continued)

Parnassus Asia Fund
Investment Securities	Level 1	Level 2	Level 3	Total

Australia	$-	$598,188	$-	$598,188

China	1,913,010	-	-	1,913,010

Hong Kong	263,593	1,721,754	-	1,985,347

India	265,600	-	-	265,600

Indonesia	-	292,924	-	292,924

Japan	-	4,470,956	-	4,470,956

Philippines	-	209,378	-	209,378

Singapore	-	474,884	-	474,884

South Korea	-	520,392	-	520,392

Taiwan	582,485	343,150	-	925,635

Thailand	-	209,170	-	209,170

United States	2,168,470	-	-	2,168,470

Short-Term Investments	878,565	-	-	878,565
Total	$6,071,723	$8,840,796	$-	$14,912,519

Parnassus Fixed Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total

Preferred Stock	$5,522,232	$-	$-	$5,522,232

Commercial Mortgage-Backed Securities	-	5,263,783	-	5,263,783

Convertible Bonds	-	980,156	-	980,156

Corporate Bonds	-	153,634,437	-	153,634,437

Federal Agency Mortgage-Backed Securities	-	27,324,880	-	27,324,880

Supranational Bonds	-	3,995,072	-	3,995,072

U.S. Government Treasury Bonds	-	28,671,981	-	28,671,981

Short-Term Investments	9,055,283	-	2,456,439	11,511,722
Total	$14,577,515	$219,870,309	$2,456,439	$236,904,263

Semiannual Report • 2017	PARNASSUS FUNDS

Notes to Financial Statements (continued)

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of June 30, 2017:

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Fixed Income Fund
	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans	Certificates of Deposit	Community Development Loans
Balance as of December 31, 2016	$2,330,141	$10,210,292	$-	$-	$2,382,055
Discounts/premiums amortization	(26,480)	(251,498)	(28,992)	(29,971)	74,384
Purchases	1,400,000	10,000,000	950,000	1,000,000	-
Sales	(2,250,000)	(9,400,000)	-	-	-
Balance as of June 30, 2017	$1,453,661	$10,558,794	$921,008	$970,029	$2,456,439

There were no significant transfers between Level 1, Level 2 and Level 3.

Quantitative information about Level 3 fair value measurement:

	Fair Value at June 30, 2017	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Fund
Certificates of Deposit	$973,797	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$479,864	Liquidity Discount	Discount for Lack of Marketability	6%
Parnassus Core Equity Fund
Certificates of Deposit	$2,438,256	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$8,120,538	Liquidity Discount	Discount for Lack of Marketability	6%
Parnassus Endeavor Fund
Certificates of Deposit	$729,934	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$191,074	Liquidity Discount	Discount for Lack of Marketability	6%
Parnassus Mid Cap Fund
Certificates of Deposit	$970,029	Liquidity Discount	Discount for Lack of Marketability	4%
Parnassus Fixed Income Fund
Community Development Loans	$2,456,439	Liquidity Discount	Discount for Lack of Marketability	6%

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

PARNASSUS FUNDS	Semiannual Report • 2017

Notes to Financial Statements (continued)

Certain foreign securities may be fair valued by independent pricing services if events occur between the time at which the market quotations are determined on the primary exchange and the close of trading on the NYSE. These events may affect the value of these securities and render market quotations unreliable. Such fair valuations are categorized as Level 2 investments. Foreign securities that are valued based on market quotations are categorized as Level 1 investments.

In accordance with procedures established by the Funds’ Trustees, all fair value securities as submitted by the Funds’ treasurer, are reviewed and approved by the Trustees. The Funds’ valuation committee is comprised of Independent Trustees who also comprise the Funds’ audit committee. The committee reviews the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

8. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended June 30, 2017 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Fund	$-	$240,191,942	$-	$138,164,221
Parnassus Core Equity Fund	-	2,574,762,053	-	2,654,357,286
Parnassus Endeavor Fund	-	1,915,851,735	-	563,648,262
Parnassus Mid Cap Fund	-	816,320,054	-	303,848,744
Parnassus Asia Fund	-	4,044,153	-	3,165,697
Parnassus Fixed Income Fund	-	54,716,824	-	34,148,414

The above includes purchases and sales of U.S. Government securities in the amount of $0 and $6,955,391, respectively, within the Parnassus Fixed Income Fund.

9. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 0.70% of the first $100,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000. Parnassus Endeavor Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.65% of the amount above $500,000,000. Parnassus Mid Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Asia Fund: 1.10% of the first $100,000,000, 1.05% of the next $400,000,000 and 1.00% of the amount above $500,000,000. For the six-month period ended June 30, 2017, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of the net assets of the Parnassus Fund – Investor Shares and to 0.94% of the net assets of the Parnassus Fund – Institutional Shares, 0.95% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.83% of net assets for the Parnassus Endeavor Fund – Institutional Shares, 0.99% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund – Institutional Shares and 1.25% of net assets for the Parnassus Asia Fund-Investor Shares and to 1.22% of net assets for the Parnassus Asia Fund-Institutional Shares.

Parnassus Core Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000, 0.60% of the next $9,500,000,000 and 0.55% of the amount above $10,000,000,000. Parnassus Fixed Income

Semiannual Report • 2017	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the six-month period ended June 30, 2017, Parnassus Investments has contractually agreed to limit total operating expenses to 0.87% of net assets of the Parnassus Core Equity Fund – Investor Shares and to 0.78% of net assets for the Parnassus Core Equity Fund – Institutional Shares and 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund-Institutional Shares.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Parnassus Endeavor Fund, Parnassus Mid Cap Fund and Parnassus Asia Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Core Equity Fund and Parnassus Fixed Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective Fund net assets. The fund administration services fee was 0.02% of average net assets under this new agreement for the six-month period ended June 30, 2017.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Parnassus Funds –Investor Shares may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Funds – Institutional Share Classes do not incur service provider fees.

10. Investments in affiliates

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a Fund owns 5% or more of the outstanding voting shares. During the six-month period ended June 30, 2017, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at a level below 5%.

A summary of transactions in securities of issuers affiliated with a Fund for the six-month period ended June 30, 2017 is set forth below.

	Beginning shares as of January 1, 2017	Shares purchased	Shares sold	Ending shares as of June 30, 2017	Market Value of affiliates at June 30, 2017	Dividend Income at June 30, 2017

Parnassus Core Equity Fund
Name of Company:
Compass Minerals International Inc.	2,224,303	-	-	2,224,303	$145,246,986	$3,202,996
MDU Resources Group Inc.	11,324,166	-	-	11,324,166	296,693,149	4,359,804
Patterson Companies Inc.	5,690,689	-	-	5,690,689	267,177,849	2,845,345
WD-40 Co.	1,220,000	-	-	1,220,000	134,627,000	1,195,600
Total Affiliates					$843,744,984	$11,603,745

PARNASSUS FUNDS	Semiannual Report • 2017

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplement data for the six-month period ended June 30, 2017 and each of the five years ended December 31 are as follows:

For a Share Outstanding for the Period Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Distributions from Return of Capital	Total Dividends and Distributions

Parnassus Fund – Investor Shares
Six-Month Period Ended June 30, 2017 (unaudited)	$44.97	$0.44	$3.82	$4.26	$-	$-	$-	$-
2016	40.46	0.37	5.06	5.43	(0.36)	(0.56)	-	(0.92)
2015	48.09	0.32	(0.01)	0.31	(1.78)	(6.16)	-	(7.94)
2014	45.86	0.22	6.47	6.69	(1.62)	(2.84)	-	(4.46)
2013	40.62	0.25	13.34	13.59	(1.94)	(6.41)	-	(8.35)
2012	35.23	0.28	8.64	8.92	(0.80)	(2.73)	-	(3.53)
Parnassus Fund – Institutional Shares
Six-Month Period Ended June 30, 2017 (unaudited)	44.95	0.44	3.86	4.30	-	-	-	-
2016	40.45	0.43	5.06	5.49	(0.43)	(0.56)	-	(0.99)
For the period ended December 31, 2015(d)	49.44	0.28	(1.27)	(0.99)	(1.84)	(6.16)	-	(8.00)
Parnassus Core Equity Fund – Investor Shares
Six-Month Period Ended June 30, 2017 (unaudited)	39.29	0.39	2.32	2.71	(0.22)	-	-	(0.22)
2016	36.97	0.39	3.42	3.81	(0.40)	(1.09)	-	(1.49)
2015	40.69	0.40	(0.56)	(0.16)	(0.80)	(2.76)	-	(3.56)
2014	36.68	0.43	4.84	5.27	(0.59)	(0.67)	-	(1.26)
2013	29.20	0.44	9.39	9.83	(0.48)	(1.87)	-	(2.35)
2012	26.35	0.39	3.64	4.03	(0.74)	(0.44)	-	(1.18)
Parnassus Core Equity Fund – Institutional Shares
Six-Month Period Ended June 30, 2017 (unaudited)	39.35	0.40	2.37	2.77	(0.27)	-	-	(0.27)
2016	37.03	0.48	3.41	3.89	(0.48)	(1.09)	-	(1.57)
2015	40.75	0.50	(0.58)	(0.08)	(0.89)	(2.75)	-	(3.64)
2014	36.73	0.45	4.91	5.36	(0.67)	(0.67)	-	(1.34)
2013	29.26	0.49	9.39	9.88	(0.54)	(1.87)	-	(2.41)
2012	26.41	0.45	3.64	4.09	(0.80)	(0.44)	-	(1.24)
Parnassus Endeavor Fund – Investor Shares
Six-Month Period Ended June 30, 2017 (unaudited)	32.99	0.33	2.98	3.31	-	-	-	-
2016	28.07	0.19	5.80	5.99	(0.32)	(0.75)	-	(1.07)
2015	29.95	0.17	0.83	1.00	(0.87)	(2.01)	-	(2.88)
2014	26.99	0.18	4.79	4.97	(0.51)	(1.50)	-	(2.01)
2013	22.17	0.14	6.71	6.85	(0.50)	(1.53)	-	(2.03)
2012	19.64	0.12	4.13	4.25	(0.50)	(1.22)	-	(1.72)

Semiannual Report • 2017	PARNASSUS FUNDS

Net Asset Value End of Period	Total Overall Return		Net Assets End of Period (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Parnassus Fund – Investor Shares
$49.23	9.47%		$911,412	0.83%		0.83%		1.89%		15.41%
44.97	13.46		775,818	0.86		0.86		0.90		41.70
40.46	0.26		708,944	0.84		0.84		0.64		68.52
48.09	14.68		679,130	0.84		0.84		0.47		60.44
45.86	34.22		572,301	0.86		0.86		0.54		64.87
40.62	26.04		470,136	0.90		0.90		0.70		52.72
Parnassus Fund – Institutional Shares
49.25	9.57		125,535	0.69		0.69		1.89		15.41
44.95	13.59		78,313	0.71		0.71		1.04		41.70
40.45	(2.37	)(e)	45,941	0.70	(f)	0.70	(f)	0.90	(f)	42.95	(e)
Parnassus Core Equity Fund – Investor Shares
41.78	6.91		10,333,868	0.87		0.87		1.95		17.61
39.29	10.41		10,200,768	0.87		0.87		1.03		22.89
36.97	(0.55)		8,368,394	0.88		0.88		1.03		26.90
40.69	14.48		8,558,905	0.87		0.87		1.11		14.32
36.68	34.01		6,282,235	0.87		0.87		1.28		16.93
29.20	15.43		4,023,309	0.90		0.90		1.38		24.34
Parnassus Core Equity Fund – Institutional Shares
41.85	7.04		5,237,284	0.65		0.65		1.95		17.61
39.35	10.61		4,597,160	0.66		0.66		1.25		22.89
37.03	(0.34)		3,554,007	0.67		0.67		1.25		26.90
40.75	14.71		3,024,069	0.67		0.67		1.17		14.32
36.73	34.13		1,809,054	0.69		0.69		1.44		16.93
29.26	15.64		1,006,980	0.68		0.68		1.59		24.34
Parnassus Endeavor Fund – Investor Shares
36.30	10.03		3,541,687	0.92		0.92		1.94		17.07
32.99	21.42		2,507,515	0.97		0.95		0.64		34.08
28.07	3.25		1,325,765	0.98		0.95		0.56		63.23
29.95	18.51		770,332	1.02		0.95		0.62		39.51
26.99	31.15		475,940	1.07		1.07		0.53		41.20
22.17	22.03		281,029	1.14		1.14		0.54		69.25

PARNASSUS FUNDS	Semiannual Report • 2017

Financial Highlights (continued)

For a Share Outstanding for the Period Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Distributions from Return of Capital	Total Dividends and Distributions

Parnassus Endeavor Fund – Institutional Shares
Six-Month Period Ended June 30, 2017 (unaudited)	$33.01	$0.33	$3.01	$3.34	$-	$-	$-	$-
2016	28.06	0.24	5.83	6.07	(0.37)	(0.75)	-	(1.12)
For the period ended December 31, 2015(d)	31.03	0.16	(0.20)	(0.04)	(0.92)	(2.01)	-	(2.93)
Parnassus Mid Cap Fund – Investor Shares
Six-Month Period Ended June 30, 2017 (unaudited)	28.87	0.27	2.24	2.51	-	-	-	-
2016	25.56	0.21	3.90	4.11	(0.11)	(0.69)	-	(0.80)
2015	27.40	0.21	(0.41)	(0.20)	(0.18)	(1.46)	-	(1.64)
2014	25.10	0.22	2.60	2.82	(0.20)	(0.32)	-	(0.52)
2013	20.27	0.13	5.58	5.71	(0.26)	(0.62)	-	(0.88)
2012	17.69	0.16	3.10	3.26	(0.30)	(0.38)	-	(0.68)
Parnassus Mid Cap Fund – Institutional Shares
Six-Month Period Ended June 30, 2017 (unaudited)	28.87	0.28	2.30	2.58	-	-	-	-
2016	25.57	0.27	3.89	4.16	(0.14)	(0.69)	-	(0.83)
For the period ended December 31, 2015(d)	27.58	0.20	(0.52)	(0.32)	(0.23)	(1.46)	-	(1.69)
Parnassus Asia Fund – Investor Shares
Six-Month Period Ended June 30, 2017 (unaudited)	16.80	0.19	2.09	2.28	-	-	-	-
2016	14.74	0.17	1.89	2.06	-	-	-	-
2015	16.72	0.24	(2.22)	(1.98)	-	-	-	-
2014	15.67	0.19	1.04	1.23	(0.18)	-	-	(0.18)
For the period ended December 31, 2013(g)	15.00	(0.07)	0.74	0.67	-	-	-	-
Parnassus Asia Fund – Institutional Shares
Six-Month Period Ended June 30, 2017 (unaudited)	16.80	0.19	2.20	2.39	-	-	-	-
2016	14.78	0.22	1.88	2.10	-	-	-	-
For the period ended December 31, 2015(d)	17.91	0.23	(3.36)	(3.13)	-	-	-	-
Parnassus Fixed Income Fund – Investor Shares
Six-Month Period Ended June 30, 2017 (unaudited)	16.42	0.25	0.14	0.39	(0.19)	-	-	(0.19)
2016	16.44	0.34	0.06	0.40	(0.36)	(0.06)	-	(0.42)
2015	16.66	0.33	(0.21)	0.12	(0.33)	(0.01)	-	(0.34)
2014	16.43	0.31	0.43	0.74	(0.37)	(0.14)	-	(0.51)
2013	17.56	0.29	(0.76)	(0.47)	(0.29)	(0.31)	(0.06)	(0.66)
2012	17.53	0.31	0.05	0.36	(0.33)	- (h)	-	(0.33)

Semiannual Report • 2017	PARNASSUS FUNDS

Net Asset Value End of Period	Total Overall Return		Net Assets End of Period (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Parnassus Endeavor Fund – Institutional Shares
$36.35	10.12%		$816,706	0.72%		0.72%		1.90%		17.07%
33.01	21.68		295,317	0.74		0.74		0.80		34.08
28.06	(0.22	)(e)	46,806	0.75	(f)	0.75	(f)	0.80	(f)	42.60	(e)
Parnassus Mid Cap Fund – Investor Shares
31.38	8.69		1,884,958	1.00		0.99		1.79		14.75
28.87	16.07		1,490,587	1.01		0.99		0.75		18.81
25.56	(0.87)		543,251	1.07		0.99		0.77		58.01
27.40	11.24		305,297	1.09		1.09		0.84		21.62
25.10	28.27		241,162	1.14		1.14		0.55		20.70
20.27	18.58		128,964	1.23		1.20		0.79		22.82
Parnassus Mid Cap Fund – Institutional Shares
31.45	8.82		615,893	0.76		0.76		1.85		14.75
28.90	16.28		285,182	0.80		0.80		0.95		18.81
25.57	(1.30	)(e)	11,397	0.77	(f)	0.77	(f)	1.12	(f)	34.04	(e)
Parnassus Asia Fund – Investor Shares
19.08	13.57		9,330	2.73		1.25		2.10		24.08
16.80	13.98		7,985	3.13		1.25		1.14		46.04
14.74	(11.84)		6,616	2.50		1.25		1.50		59.89
16.72	7.84		7,457	3.53		1.25		1.11		24.41
15.67	4.47	(e)	3,376	5.08	(f)	1.45	(f)	(0.71	)(f)	3.00	(e)
Parnassus Asia Fund – Institutional Shares
19.19	13.69		5,600	0.96		0.96		2.09		24.08
16.88	14.21		4,240	0.96		0.96		1.42		46.04
14.78	(17.48	)(e)	3,675	0.94	(f)	0.94	(f)	2.24	(f)	49.07	(e)
Parnassus Fixed Income Fund – Investor Shares
16.62	2.38		203,857	0.79		0.68		3.01		16.03
16.42	2.42		193,440	0.80		0.68		2.04		39.47
16.44	0.70		182,130	0.79		0.68		1.98		35.80
16.66	4.49		192,614	0.78		0.68		1.84		52.57
16.43	(2.71)		175,790	0.78		0.68		1.70		35.15
17.56	2.08		225,723	0.79		0.75		1.78		5.45

PARNASSUS FUNDS	Semiannual Report • 2017

Financial Highlights (continued)

For a Share Outstanding for the Period Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Distributions from Return of Capital	Total Dividends and Distributions

Parnassus Fixed Income Fund – Institutional Shares
Six-Month Period Ended June 30, 2017 (unaudited)	$16.41	$0.25	$0.16	$0.41	$(0.21)	$-	$-	$(0.21)
2016	16.44	0.38	0.04	0.42	(0.39)	(0.06)	-	(0.45)
For the period ended December 31, 2015(d)	16.75	0.24	(0.30)	(0.06)	(0.24)	(0.01)	-	(0.25)

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.95% for the Parnassus Endeavor Fund – Investor Shares, 0.99% for the Parnassus Mid Cap Fund – Investor Shares, 1.25% for the Parnassus Asia Fund – Investor Shares and 0.68% for the Parnassus Fixed Income Fund – Investor Shares.

(c) Parnassus Investments has contractually limited expenses to an annualized rate of 0.83% for the Parnassus Endeavor Fund – Institutional Shares, 0.85% for the Parnassus Mid Cap Fund – Institutional Shares, 1.22% for the Parnassus Asia Fund – Institutional Shares and 0.58% for the Parnassus Fixed Income Fund – Institutional Shares.

(d) The Parnassus Fund – Institutional Shares, the Parnassus Endeavor Fund – Institutional Shares, the Parnassus Mid Cap Fund – Institutional Shares, the Parnassus Asia Fund –Institutional Shares and the Parnassus Fixed Income Fund – Institutional Shares commenced operations on April 30, 2015, and the period shown is from April 30, 2015 through December 31, 2015.

(e) Not annualized for periods less than one year.

(f) Annualized.

(g) The Parnassus Asia Fund – Investor Shares commenced operations on April 30, 2013, and the period shown is from April 30, 2013 through December 31, 2013.

(h) Amount less than $0.01.

Semiannual Report • 2017	PARNASSUS FUNDS

Net Asset Value End of Period	Total Overall Return		Net Assets End of Period (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Parnassus Fixed Income Fund – Institutional Shares
$16.61	2.48%		$33,650	0.48%		0.48%		3.02%		16.03%
16.41	2.55		20,733	0.49		0.49		2.22		39.47
16.44	(0.35	)(e)	7,731	0.49	(f)	0.49	(f)	2.14	(f)	24.24	(e)

PARNASSUS FUNDS	Semiannual Report • 2017

ADDITIONAL INFORMATION (unaudited)

Board of Trustees Consideration of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Trustees (the “Trustees”) of the Parnassus Funds trust and the Parnassus Income Funds trust (the “Trusts”) which collectively are known as the Parnassus Funds (the “Funds”), meet in person to review and consider the continuation of any investment advisory agreement. In this regard, the Trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act, (the “Independent Trustees”) met in person on March 21, 2017 and reviewed and re-approved the Trusts’ investment advisory agreements with Parnassus Investments. The Independent Trustees were provided with relevant information by Parnassus Investments, as described below, and were assisted in their evaluation of the investment advisory agreements by independent legal counsel, from whom they received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements and with whom they met separately from Parnassus Investments’ management. In addition, the Trustees consider matters bearing on the management of the Funds and other arrangements at regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from Parnassus Investments. Prior to approving the continuation of the investment advisory agreements, the Independent Trustees considered:

•	the nature, extent and quality of the services provided by Parnassus Investments;
•

the degree to which the Parnassus Fund, the Parnassus Core Equity Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund are being managed in accordance with each Fund’s stated investment objective;

•	the investment performance of the each of the Funds;
•	the cost of the services to be provided and profits to be realized by Parnassus Investments from its relationship with each of the Funds;
•	the extent to which economies of scale would be realized as each of the Funds grew and whether fee levels reflect these economies of scale;
•	the expense ratio of each of the Funds; and
•	the manner in which portfolio transactions for the Funds are conducted, including the use of soft dollars.

In considering the nature, extent and quality of the services provided by Parnassus Investments, the Independent Trustees reviewed written and oral reports prepared by Parnassus Investments describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Parnassus Investments to the Funds. The Independent Trustees also considered a written report prepared by Broadridge, an independent provider of investment company data, comparing aspects of the portfolio management services provided by Parnassus Investments to similar services provided to a universe of comparable mutual funds (“Universe”). The Independent Trustees considered the experience of senior management and the qualifications, tenure, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Independent Trustees evaluated the ability of Parnassus Investments, based on its financial condition, resources, reputation and other attributes to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Independent Trustees further considered the compliance programs and compliance records of Parnassus Investments. In addition, the Independent Trustees took into account the administrative services provided to the Funds by Parnassus Investments. The Independent Trustees concluded that Parnassus Investments was providing essential services to the Funds.

The Independent Trustees compared the performance of each of the Funds to benchmark indices over various periods of time ending December 31, 2016 and to the Universe of comparable mutual funds as determined by Broadridge. The Independent Trustees noted that the performance for the Parnassus Fund, Parnassus Endeavor Fund and the Parnassus Mid Cap Fund was above the median of the Universe for all time periods under review. The Parnassus Core Income Fund’s performance was above the median performance of the Universe for the three-, four-, five- and ten-year periods, and was below the median for the one and two- year periods. The Parnassus Asia Fund was above the median of the Universe for all time periods under review with the exception for the two-year period. The Independent Trustees further noted that the performance of the Parnassus Fixed Income Fund was below the median performance of the Universe for the one-, three-, four-, five and ten- year periods and was above the median for the two-year period under review. The Independent Trustees concluded that the overall performance of the Funds warranted the continuation of the investment advisory agreements.

In concluding that the advisory fees payable by each of the Funds were reasonable, the Independent Trustees reviewed a report of the costs of services provided, and the profits realized, by Parnassus Investments from its relationship with each

Semiannual Report • 2017	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited) (continued)

Board of Trustees Consideration of Investment Advisory Agreements (continued)

Fund, and concluded that such profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases. The Independent Trustees also reviewed reports comparing each Fund’s expense ratio and the advisory fees paid by each Fund to that of the applicable Universe and concluded that the advisory fee paid by each Fund and each Fund’s expense ratio was within the range of its respective Universe. The Independent Trustees noted that the Funds’ advisory fees were below the median for each Fund’s respective Universe except for the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund. The Independent Trustees noted that the investment advisory fee for each Fund contained a number of breakpoints in an effort to reflect economies of scale that might be realized as each Fund grew. The Independent Trustees also noted that actual or potential economies of scale will be reasonably shared with the Fund shareholders through these breakpoints, fee waivers and expense reimbursement arrangements applicable to the Funds.

The Independent Trustees reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars. Based on these reports, the Independent Trustees concluded that the research obtained by Parnassus Investments was beneficial to the Funds and that Parnassus Investments was executing each Fund’s portfolio transactions in a manner designed to obtain best execution for the Funds.

Based on their careful consideration of the information and factors described above, the Independent Trustees concluded that the approval of the continuation of the investment advisory agreements for the Trusts was in the best interest of the Funds and their shareholders. The Independent Trustees unanimously approved the continuation of the investment advisory agreements for an additional one-year period.

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

PARNASSUS FUNDS	Semiannual Report • 2017

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PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

This report must be preceded or accompanied by a current prospectus.

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte and Touche LLP

555 Mission Street

San Francisco, CA 94105

Distributor

Parnassus Funds Distributor

1 Market Street, Suite 1600

San Francisco, CA 94105

Item 2: Code of Ethics

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 3: Audit Committee Financial Expert

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 4: Principal Accountant Fees and Services

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics – Not applicable for semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 4, 2017	By: /s/ Jerome L. Dodson
Jerome L. Dodson
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 4, 2017

By: /s/ Jerome L. Dodson
Jerome L. Dodson
President

Date: August 4, 2017

By: /s/ Marc C. Mahon
Marc C. Mahon
Treasurer